As filed with the Securities and Exchange Commission on January 18, 2022

Securities Act File No. 333-261501

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ☐

Pre-Effective Amendment No. 1      ☒

Post-Effective Amendment No.      ☐

SPROTT FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

200 Bay Street, Suite 2600,

Toronto, Ontario, Canada M5J2J1

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 416-943-8099

The Corporation Trust Company

Corporation Trust Center

1209 N. Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

copy to:

John A. Ciampaglia

Sprott Asset Management LP

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

Bibb L. Strench, Esq.

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-1600

Title of securities being registered: Shares of a series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

The Registrant hereby amends the Registration Statement to delay its effective date until the Registrant shall file a further amendment that specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

North Shore Global Uranium Mining ETF (a series of Exchange Traded Concepts Trust) INTO Sprott Uranium Miners ETF (a series of Sprott Funds Trust)

and

STATEMENT OF ADDITIONAL INFORMATION

TO COMBINED PROXY STATEMENT AND PROSPECTUS

January 20, 2022

North Shore Global Uranium Mining ETF

(a series of Exchange Traded Concepts Trust)

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: URNM

10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

www.urnmetf.com

877-URNM-ETF (876-6383)

Dear Shareholder,

A Special Meeting of Shareholders of the North Shore Global Uranium Mining ETF (the “Existing Fund”), a series of Exchange Traded Concepts Trust (“ETCT”), has been scheduled for February 23, 2022 at 11:00 a.m. Eastern Time at the offices of Exchange Traded Concepts, LLC, 295 Madison, Avenue, New York, New York 10017. The Special Meeting has been called to vote on a proposal to reorganize the Existing Fund into the Sprott Uranium Miners ETF (the “New Fund”), which is a newly created series of Sprott Funds Trust (“SFT”) designed to be substantially similar to the Existing Fund from an investment perspective (the “Reorganization”).

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/etc/docs/uranium2021.pdf, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of February 23, 2022, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Exchange Traded Concepts LLC (“ETC”) is the investment adviser to the Existing Fund. Sprott Asset Management LP (“SAM”) is the investment adviser to the New Fund. ALPS Advisors, Inc. (“ALPS Advisors”) is the sub-adviser to the New Fund. The Existing Fund does not have a sub-adviser. Based on the recommendation of ETC, the Board of Trustees of ETCT approved the Reorganization and recommends that shareholders of the Existing Fund approve the Reorganization. The Reorganization will not result in a change in the expense ratio for the New Fund when compared to the Existing Fund. In addition, shareholders should expect continuity in their investment experience because the New Fund’s investment objective of tracking the total return performance of the North Shore Global Uranium Mining Index (the “Index”) is identical to the Existing’ Fund’s investment objective, and its investment strategies will be substantially similar, to those of the Existing Fund.

At the Special Meeting, shareholders of the Existing Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) between ETCT and SFT relating to the Reorganization. A Notice of Special Meeting, a Combined Proxy Statement/ Prospectus (the “Proxy Statement”), a proxy card for your vote at the Special Meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. Also enclosed is the Statement of Additional Information relating to the Proxy Statement, which provides additional information about the New Fund.

As further explained in the Proxy Statement, if the Plan is approved by shareholders of the Existing Fund and the Reorganization is completed, each shareholder of the Existing Fund will receive shares of the New Fund equal in aggregate value at the time of the Reorganization to the aggregate value of such shareholder’s shares of the Existing Fund. As a result of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund.

The New Fund is a newly organized fund that will commence operation upon the closing of the Reorganization and the Existing Fund will be dissolved. The Reorganization generally is not expected to result in the recognition of gain or loss by the Existing Fund or its shareholders for federal income tax purposes. No commissions or other fees will be imposed in connection with the Reorganization. If shareholders of the Existing Fund do not approve the Reorganization, then the Reorganization will not be implemented.

If you have questions regarding the proposal, please do not hesitate to call 1-800-949-2583. Representatives are available Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time. If you are a shareholder of record of the Existing Fund as of the close of business on December 15, 2021, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we encourage you to cast your vote in advance of the Special Meeting by completing and returning the proxy card or voting by toll-free telephone or internet. Whether or not you are planning to attend the Special Meeting, we need your vote. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of ETCT at the address noted above or in person at the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the internet address listed in the enclosed voting instructions. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

Thank you for taking the time to consider this important proposal.

Sincerely,

J. Garrett Stevens

President and Trustee

Exchange Traded Concepts Trust

North Shore Global Uranium Mining ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: URNM

10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

www.urnmetf.com

877-URNM-ETF (876-6383)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 23, 2022

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the North Shore Global Uranium Mining ETF (the “Existing Fund”), a series of Exchange Traded Concepts Trust, is to be held at on February 23, 2022 at 11:00 a.m. Eastern Time at the offices of Exchange Traded Concepts, LLC, 295 Madison, Avenue, New York, New York 10017, for the following purpose:

Proposal:	To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Existing Fund to the Sprott Uranium Miners ETF (the “New Fund”), a newly-created series of Sprott Funds Trust, in exchange for (a) shares of the New Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Existing Fund, and (b) the New Fund’s assumption of all of the liabilities and obligations of the Existing Fund, followed by (ii) the liquidating distribution by the Existing Fund to its shareholders of the shares of the New Fund in proportion to their holdings of shares of the Existing Fund.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the continuing COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/etc/docs/uranium2021.pdf, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of February 23, 2022, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Shareholders of record of the Existing Fund as of the close of business on December 15, 2021, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Special Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By Order of the Board of Trustees,

J. Garrett Stevens

President and Trustee

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on February 23, 2022 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement/Prospectus are available on the internet at the website included in the proxy ballot sent to shareholders. On this website, you will be able to access this Notice, the Combined Proxy Statement/Prospectus, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the internet by visiting the website address on your proxy card; by telephone by using the toll-free number on your proxy card; or in person at the time and at the address indicated on your proxy card. Your prompt vote may save the Existing Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

Exchange Traded Concepts Trust

North Shore Global Uranium Mining ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: URNM

10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

www.urnmetf.com

877-URNM-ETF (876-6383)

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

While we encourage you to read the full text of the enclosed Combined Proxy Statement/Prospectus, below is a brief overview of the proposal, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on February 23, 2022?

A.	The Board of Trustees of Exchange Traded Concepts Trust (“ETCT”) has called a Special Meeting at which you will be asked to vote on the reorganization of the North Shore Global Uranium Mining ETF (the “Existing Fund”) into the Sprott Uranium Miners ETF (the “New Fund”), a newly-formed series of Sprott Funds Trust (“SFT”) (the “Reorganization”).

Q.	What is the purpose of the Reorganization?

A.	The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Existing Fund to the New Fund. Exchange Traded Concepts, LLC (“ETC”), the investment adviser to the Existing Fund, recommends that the Existing Fund be reorganized with and into the New Fund and believes that such Reorganization would be in the best interests of the Existing Fund’s shareholders. It is expected that the Reorganization may benefit shareholders of the Existing Fund because of Sprott Asset Management LP’s (“SAM”) expertise with investments relating to metals and mining, including uranium, and SAM’s plan to aggressively promote and grow the New Fund.

Q.	How will this affect my investment?

A.	The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Existing Fund will not be diluted. Your shares of the Existing Fund will be exchanged for shares of the New Fund and the net asset value per share of the new shares of the New Fund will be equal to the net asset value per share of your current shares of the Existing Fund. The new shares you receive will have the same aggregate value as your current shares immediately prior to the Reorganization so that the aggregate value of your investment will remain exactly the same. Of course, as an exchange-traded fund, the market price of your shares may be greater or less than your shares’ net asset value per share.

Following the Reorganization, you will be a shareholder of the New Fund, which has the same investment objective, and substantially similar investment strategies, as the Existing Fund. Shares of the New Fund will be traded on NYSE Arca, Inc., the same exchange that shares of the Existing Fund are traded on. The primary differences between the New Fund and the Existing Fund will be (1) the investment adviser and a new sub-adviser (the Existing Fund does not have a sub-adviser) and portfolio managers to the New Fund, (2) the service providers that provide administration and other general support services to the New Fund, (3) the New Fund will be a series of SFT instead of ETCT, and (4) the New Fund will be overseen by a different board of trustees than the Existing Fund.

Q.	How do the investment objective and principal strategies of the Existing Fund and the New Fund compare?

A.	The New Fund and Existing Fund have identical investment objectives – to provide investment results that, before fees and expenses, correspond generally to the total return performance of the North Shore Global Uranium Mining Index (the “Index”). The New Fund and Existing Fund have near identical investment strategies.

Q.	Will I incur any transaction costs in connection with of the Reorganization?

A.	No. Shareholders will not incur any transaction costs in connection with the Reorganization.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Special Meeting, the Reorganization is expected to occur on or about February 25, 2022.

Q.	Who will pay for the Reorganization?

A.	All of the expenses of the proxy solicitation and shareholder meeting, including legal expenses, printing, packaging and postage, will be paid by the investment adviser for the New Fund, regardless of whether the Reorganization is consummated. The Existing Fund and New Fund will not incur any expenses in connection with the Reorganization.

Q.	Will the Reorganization create a taxable event for me?

A.	No. The Reorganization is intended to have no direct or indirect federal income tax consequences for you. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Q.	Will the Reorganization result in higher fees for shareholders?

A.	No. The Reorganization will not result in higher total fees and expenses for shareholders. The New Fund’s management fee and expense ratio will be the same as the Existing Fund’s management fee and expense ratio. Furthermore, the management fee will continue to be structured as a unitary fee, meaning that SAM will be responsible for paying all fund expenses other than the management fee and certain excluded expenses.

Q.	Will the Reorganization affect my ability to buy and sell shares?

A.	No. You may continue to make additional purchases or sales of Existing Fund shares through your financial intermediary up to and including the day of the Reorganization, which is anticipated to be on or about February 25, 2022. Any purchases or sales of Existing Fund shares made after the Reorganization will be purchases or sales of the New Fund. As noted above, if the Reorganization is approved, your Existing Fund shares will automatically be converted to New Fund shares.

Q.	What happens if the Reorganization is not approved?

A.	If shareholders of the Existing Fund do not approve the Reorganization, the Reorganization will not take effect and the ETCT Board may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including potential liquidation of the Existing Fund or ETC will continue to manage the Existing Fund.

Q.	How do I vote my shares?

A.	You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card. You may also vote your shares in person by attending the meeting in person on February 23, 2022 at 11:00 a.m. Eastern Time at the offices of Exchange Traded Concepts, LLC, 295 Madison, Avenue, New York, New York 10017.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-949-2583. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on February 23, 2022 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement/Prospectus are available on the internet at the website included in the proxy ballot sent to shareholders. On this website, you will be able to access this Notice, the Combined Proxy Statement/Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

COMBINED PROXY STATEMENT/PROSPECTUS

January 20, 2022

FOR THE REORGANIZATION OF

North Shore Global Uranium Mining ETF (URNM)

a series of Exchange Traded Concepts Trust

10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

IN EXCHANGE FOR SHARES OF

Sprott Uranium Miners ETF (URNM)

a series of Sprott Funds Trust

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

This Combined Proxy Statement/Prospectus (the “Proxy Statement”) is being furnished to shareholders of the North Shore Global Uranium Mining ETF (the “Existing Fund”), a series of Exchange Traded Concepts Trust (“ETCT”), in connection with an Agreement and Plan of Reorganization (the “Plan”) by and between ETCT, on behalf of the Existing Fund, and Sprott Funds Trust (“SFT”), on behalf of the Sprott Uranium Miners ETF (the “New Fund”), a newly-created series of SFT, for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Existing Fund, on February 23, 2022 at 11:00 a.m. Eastern Time at the offices of Exchange Traded Concepts, LLC, 295 Madison, Avenue, New York, New York 10017. A copy of the Plan is attached as Appendix A. This Proxy Statement will be mailed on or about January 24, 2022 to shareholders of record of the Existing Fund as of December 15, 2021 (the “Record Date”).

At the Special Meeting, shareholders of the Existing Fund will be asked to consider and vote upon the following proposal:

To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Existing Fund to the New Fund, a newly-created series of SFT, in exchange for (a) shares of the New Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Existing Fund, and (b) the New Fund’s assumption of all of the liabilities and obligations of the Existing Fund, followed by (ii) the liquidating distribution by the Existing Fund to its shareholders of the shares of the New Fund in proportion to their holdings of shares of the Existing Fund.

Shareholders also may be asked to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Plan provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will issue shares to the Existing Fund in an amount equal in value to the NAV of the Existing Fund’s shares as of the valuation time as described below (the “Reorganization”). These transfers are expected to occur on or about February 25, 2022 (the “Closing Date”).

Immediately after the transfer of the Existing Fund’s assets and liabilities, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive the same number of full shares of the New Fund with the same aggregate NAV as the shareholder had in the Existing Fund immediately before the Reorganization. At the Closing Date of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Board of Trustees of ETCT (the “ETCT Board”) will consider other possible courses of action in the best interests of the Existing Fund and its shareholders, including potential liquidation of the Existing Fund.

Each of ETCT and SFT is a Delaware statutory trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Exchange Traded Concepts, LLC (“ETC”), is the investment adviser to the Existing Fund. Sprott Asset Management, LP (“SAM”) is the investment adviser to the New Fund. ALPS Advisors, Inc. (“ALPS Advisors”) is the sub-adviser to the New Fund. The Existing Fund does not have a sub-adviser. Brown Brothers Harriman & Co., serves as the custodian and transfer agent of the Existing Fund. SEI Investments Global Funds Services serves as the administrator to the Existing Fund. SEI Investments Distribution Co., serves as the distributor for the Existing Fund. State Street Bank and Trust Company serves as the custodian and transfer agent of the New Fund. ALPS Fund Services, Inc., serves as the administrator to the New Fund. ALPS Distributors, Inc., serves as the distributor for the New Fund. North Shore Indices, Inc., serves as the index provider for both the New Fund and the Existing Fund.

As explained in greater detail below, the approval of this proposal will, in effect, approve actions taken by the Board of Trustees of SFT (the “SFT Board”), on behalf of the New Fund to approve an investment advisory agreement with SAM and an investment sub-advisory agreement with ALPS Advisors. The initial sole shareholder of the New Fund will provide initial shareholder approval of the investment advisory agreement and investment sub-advisory agreement.

The following documents of the Existing Fund have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information, dated January 1, 2022 (File Nos. 333-156529, and 811-22263); and

●	Annual Report to Shareholders, for the fiscal year ended August 31, 2021 (File No. 811-22263)

The Existing Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2021 (containing audited financial statements), has been previously delivered to shareholders. Copies of these documents are available upon request and without charge at www.urnmetf.com, by writing to ETCT, or by calling (405) 778-8377.

Because the New Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the New Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information, dated January 20, 2022 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is enclosed with this Proxy Statement.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Existing or New Fund. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

SUMMARY

This section is designed to allow you to compare the current fees, investment objective and strategies, policies and restrictions, and other features of the Existing Fund with those of the New Fund by summarizing certain information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement. Shareholders should read this entire Proxy Statement carefully.

The Reorganization

Background. Pursuant to the Plan, the Existing Fund will transfer all of its assets and liabilities to the New Fund in exchange solely for shares of the New Fund.

The Existing Fund will then distribute the New Fund shares that it receives to its shareholders in complete liquidation. The result of the Reorganization is that shareholders of the Existing Fund will become shareholders of the New Fund. No charges will be imposed in connection with the Reorganization. If shareholders of the Existing Fund do not approve the Reorganization, the ETCT Board may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including potential liquidation of the Existing Fund or continuing to have ETC to manage the Existing Fund.

The ETCT Board, including all the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, recommends that you vote FOR approval of the Reorganization. The ETCT Board considered the Reorganization at a meeting held on November 22, 2021. Based upon the recommendation of ETC, the ETCT Board’s evaluation of the terms of the Plan, and other relevant information presented to the ETCT Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the ETCT Board, including all of the Trustees who are not “interested persons” of ETCT under the 1940 Act, determined that the Reorganization is in the best interests of the Existing Fund and its shareholders. See “ETCT Board’s Considerations Relating to the Reorganization” for a summary of the factors considered and conclusions drawn by the ETCT Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

Tax Consequences. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Existing Fund will not recognize a gain or loss in the respective transactions. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Special Considerations and Risk Factors. The investment objective of the Existing Fund and the New Fund are identical and their principal investment strategies are substantially similar. For a comparison of each Fund’s investment objective, principal investment strategies and risks, see “Investment Objectives, Strategies, and Risks” below. For a more complete discussion of the risks associated with the respective Funds, see “Principal Investment Risks” below.

The Funds

SFT is registered under the 1940 Act as an open-end series management investment company. SFT was organized as a Delaware statutory trust on January 3, 2018 and offers shares in different series of investment portfolios. The New Fund is a series of SFT.

ETCT is registered under the 1940 Act as an open-end series management investment company. ETCT was organized as a Delaware statutory trust on July 17, 2009 and offers shares in different series of investment portfolios. The Existing Fund is a series of ETCT. If the Reorganization is approved, shareholders of the Existing Fund will receive shares of the New Fund.

Fees and Expenses

If the Reorganization is approved by shareholders, you, as a shareholder, will pay the fees assessed by the New Fund after the Reorganization takes place. The fees and expenses of the New Fund are identical to those of the Existing Fund. The Existing Fund currently pays ETC a unitary advisory fee from which ETC pays the operational expenses of the Existing Fund. The unitary fee for the Existing Fund is structured as follows:

0.85% on assets $0-$500 million

0.80% on assets $500 million- $1 billion

0.70% on assets greater than $1 billion

1

As such, the Total Annual Fund Operating Expenses for the Existing Fund were 0.85% as of August 31, 2021, its fiscal year end. The New Fund will pay SAM a unitary fee with an identical breakpoint structure employed by the Existing Fund, from which SAM will pay the operational expenses of the New Fund. The following table shows the anticipated fees and expenses of the New Fund and Existing Fund:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the New Fund and Existing Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Existing Fund (as of August 31, 2021)	New Fund (Pro Forma after giving effect to Reorganization)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.85%	0.85%

Example

This Example is intended to help you compare the cost of investing in the New Fund and Existing Fund with the cost of investing in other funds. This Example assumes that you invest $10,000 in the New Fund or Existing Fund for the time periods indicated and then sell all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the New Fund’s or Existing Fund’s operating expenses remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Existing Fund	$87	$271	$471	$1,049
New Fund	$87	$271	$471	$1,049

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. For the fiscal year ended August 31, 2021, the Existing Fund’s portfolio turnover rate was 26% of the average value of its portfolio. Because the New Fund has not commenced operations, no portfolio turnover data is available.

Investment Objectives, Strategies, and Risks

This section will help you compare the investment objectives, principal investment strategies and principal investment risks of the Existing Fund with those of the New Fund.

Investment Objective: Both the Existing Fund and New Fund seek to provide investment results that, before fees and expenses, correspond generally to the total return performance of the North Shore Global Uranium Mining Index (the “Index”).

Principal Investment Strategies: The New Fund and Existing Fund have near identical investment strategies. A fuller description of the investment strategy followed by both the New Fund and the Existing Fund is stated below:

2

The New Fund and Existing Fund will each, under normal circumstances, invest at least 80% of their total assets in securities of the Index. The Index is designed to track the performance of companies that devote at least 50% of their assets to (i) mining, exploration, development, and production of uranium; and/or (ii) holding physical uranium, owning uranium royalties, or engaging in other, non-mining activities that support the uranium mining industry, including, but not limited to, infrastructure and labor costs (“Uranium Companies”). Under normal circumstances, the New Fund and Existing Fund will each invest at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in securities of Uranium Companies.

The universe of eligible index components includes exchange-listed equity securities of companies that have or expect to have a significant portion of their business operations related to uranium. Such companies are identified through the use of a proprietary selection methodology that includes a review of industry publications, sell side research, and fundamental research, as well as meetings with management. Companies in this eligible universe are included in the Index subject to the following restrictions:

●	All securities must have a company level minimum market capitalization of $40 million to become components of the Index and must maintain a minimum market capitalization of $25 million to remain in the Index.

●	An aggregate weight of 82.5% of the Index is assigned to companies that are involved in the mining, exploration, development, and production of uranium. An aggregate weight of 17.5% of the Index is assigned to companies that hold physical uranium, uranium royalties, or other non-mining assets.

●	The components within each of these buckets are market cap weighted.

●	A single security weight cap of 15% and a single security floor of 0.30% is applied.

●	No more than five issuers will have a weight greater than 4.70% of the Index and the aggregate weight of all the components with a weight greater than 5% is capped at 50%.

●	If multiple share classes exist for a company, the following preference order is followed:

○	If the company is already included in the Index, the existing share class is retained.

○	If the company is not already included in the Index and an American Depositary Receipt (“ADR”) representing the company’s stock is available, such ADR will be given preference over all other share classes.

○	In all other cases, the most liquid share class is considered for inclusion in the portfolio.

In seeking to track the performance of the Index, the New Fund may invest in publicly traded closed-ended trusts in the Index including trusts created to invest and hold substantially all of its assets in physical uranium such as the Sprott Physical Uranium Trust, which is managed by Sprott Asset Management LP (the adviser to the New Fund). Sprott Asset Management LP and the New Fund have adopted policies and procedures designed to prevent conflicts of interest from influencing decisions related to the Sprott Physical Uranium Trust. See “Additional Information About the New Fund and Existing Fund – Management of the Funds – New Fund.” The Existing Fund from time to time invests in the Sprott Physical Uranium Trust, but the Existing Fund’s adviser is not affiliated with that Trust.

The Index consists of securities of both U.S. and foreign issuers, including securities of issuers located in emerging market countries. Emerging market countries are those that are experiencing significant economic growth and possess some, but not all, of the characteristics of a developed country. As of December 1, 2021 a significant portion of the Index consisted of securities of Australian, Canadian, and Kazakh issuers.

The Index is reconstituted and rebalanced on a semi-annual basis in March and September. Deletions from the Index may be made at any time due to changes in business, mergers, acquisitions, bankruptcies, suspensions, de-listings and spin-offs. The Index is unmanaged and cannot be invested in directly.

The New Fund and the Existing Fund each employ a “passive management” investment strategy in seeking to achieve its investment objective. The New Fund’s adviser and sub-adviser and the Existing Fund’s adviser, generally will use a replication methodology, meaning they will invest in all of the securities comprising the Index in proportion to the weightings in the Index. However, the respective advisers may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. Each adviser expects that over time, if the Fund has sufficient assets, the correlation between the New Fund’s or Existing Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The New Fund and Existing Fund are non-diversified and may invest a greater percentage of their respective assets in a particular issuer than a diversified fund. The New Fund and Existing Fund may invest up to 20% of their assets in investments that are not included in the Index, but that the respective adviser believes will help the New Fund or Existing Fund track the performance of the Index.

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The New Fund and Existing Fund will concentrate their investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of December 1, 2021, the Index was concentrated in the Oil, Gas and Consumable Fuels Industry. In addition, in replicating the Index, the New Fund and the Existing Fund, may from time to time, invest a significant portion of their assets in the securities of companies in one or more sectors. As of December 1, 2021, a significant portion of the Index consisted of companies in the Energy Sector.

The Index provider is North Shore Indices, Inc. (the “Index Provider”), which is not affiliated with the New Fund, Existing Fund or any adviser or sub-adviser to the New Fund or Existing Fund. The Index Provider developed the methodology for determining the securities to be included in the Index and is responsible for the ongoing maintenance of the Index. The Index is calculated by Indxx, LLC, which is not affiliated with the New Fund, Existing Fund or any adviser or sub-adviser to the New Fund or Existing Fund.

The New Fund and Existing Fund each may engage in securities lending.

Principal Investment Risks: The Existing Fund and New Fund have substantially similar principal investment risks. A fuller description of each risk appears below:

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the New Fund. The New Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the New Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, New Fund shares may trade at a discount to net asset value per share (“NAV”) and possibly face trading halts and/or delisting.

Commodity Exposure Risk. The New Fund invests in Uranium Companies, which may be susceptible to fluctuations in the underlying commodities market. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the New Fund that are dependent on a single commodity, or are concentrated on a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices. The Index measures the performance of Uranium Companies and not the performance of the price of uranium itself. The securities of Uranium Companies may under- or over-perform the price of uranium over the short-term or the long-term.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the New Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the New Fund participate, or facts relating to specific companies in which the New Fund invests.

Currency Risk. The New Fund may invest its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the New Fund’s investment and the value of the Shares. Because the New Fund’s NAV is determined in U.S. dollars, the New Fund’s NAV could decline if the currency of the non-U.S. market in which the New Fund invests depreciates against the U.S. dollar, even if the value of the New Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the New Fund may change quickly and without warning and you may lose money.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the New Fund, the adviser, the sub-adviser, the New Fund’s other service providers (including, but not limited to, the New Fund accountant, custodian, transfer agent, administrator, distributor and index providers), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the New Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the adviser and the New Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the New Fund, the adviser, the sub-adviser, the New Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the New Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the New Fund’s ability to calculate its NAV or impede trading.

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Depositary Receipt Risk. The New Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the New Fund’s ability to replicate the performance of the Index.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the New Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the New Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets Securities Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets, and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the adviser’s ability to evaluate local companies and impact the New Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, the New Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the New Fund more volatile and potentially less liquid than other types of investments. In addition, where all or a portion of the New Fund’s portfolio holdings trade in markets that are closed when the New Fund’s market is open, there may be valuation differences that could lead to differences between the New Fund’s market price and the value of the New Fund’s portfolio holdings.

Geographic Investment Risk. To the extent the Index and the New Fund are significantly comprised of securities of issuers from a single country, the New Fund would be more likely to be impacted by events or conditions affecting that country. The top ten countries producing uranium are as follows: Canada, Kazakhstan, Australia, Namibia, Niger, Russia, Uzbekistan, China, Ukraine and South Africa. As of December 1, 2021, a significant portion of the Index consists of securities of Australian, Canadian, and Kazakh issuers.

Investing in Australia Risk. Investments in securities of Australian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Australian economy is heavily dependent on exports from the agriculture and mining industries. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.

Investing in Canada Risk. The Canadian economy is susceptible to adverse changes in certain commodities markets, including those related to the agricultural and mining industries. It is also heavily dependent on trading with key partners. Any reduction in this trading may adversely affect the Canadian economy.

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Investing in Kazakhstan Risk. Kazakhstan’s economy is a resource-based economy that is heavily dependent on the export of natural resources. Fluctuations in certain commodity markets or sustained low prices for its exports could have a significant, adverse effect on Kazakhstan’s economy. While Kazakhstan has recently pursued economic reform and liberalization of many areas in the economy, there is no guarantee that the government will not become directly involved in aspects of the economy in the future. Recently, a state of emergency and a nationwide curfew has been imposed and there has been foreign intervention in Kazakhstan in response to social unrest in that country. Until there is a period of stabilization, it is unclear of the extent of the consequences of this unrest and measures take to address the unrest will have on the future growth and economic conditions in Kazakhstan, including uranium mining and prices and the supply and demand of that commodity, as well as whether there will be any other unintended consequences.

Index Management Risk. The New Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index. Additionally, the New Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the New Fund’s rebalance schedule.

Index Tracking Risk. The New Fund’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons, including operating expenses incurred by the New Fund not applicable to the Index, costs in buying and selling securities, asset valuation differences and differences between the New Fund’s portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies. To the extent the New Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the New Fund sought to replicate the Index.

Industry Concentration Risk: Because the New Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the New Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. As of December 1, 2021 the Index was concentrated in the Oil, Gas and Consumable Fuels industry.

Oil, Gas and Consumable Fuels Industry Risk. The oil, gas and consumable fuels industry is cyclical and highly dependent on the market price of fuel. The market value of companies in the oil, gas and consumable fuels industry are strongly affected by the levels and volatility of global commodity prices, supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry.

Issuer-Specific Risk. New Fund performance depends on the performance of individual securities to which the New Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the New Fund.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. The securities of large-capitalization companies may also be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Liquidity Risk. It may be more difficult for the New Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the sub-adviser believes it is desirable to do so.

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the New Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, e.g. COVID-19, recessions, or other events could have a significant impact on the New Fund and its investments. Selection risk is the risk that the securities selected by New Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Micro-Capitalization Risk. The micro-capitalization companies in which the New Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of micro-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

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Non-Diversified Fund Risk. The New Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”), meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the New Fund’s performance.

Operational Risk. The New Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the New Fund.

Sector Focus Risk. The New Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors. While the New Fund’s sector exposure is expected to vary over time based on the composition of the Index, the New Fund anticipates that it may be subject to some or all of the risks described below.

Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Securities Lending. Although the New Fund will receive collateral in connection with all loans of its securities holdings, the New Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the New Fund). In addition, the New Fund will bear the risk of loss of any cash collateral that it invests.

Small-and Mid-Capitalization Company Risk. The small- and mid-capitalization companies in which the New Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Trading Risk. Shares of the New Fund may trade on the Exchange above (premium) or below (discount) their NAV. The NAV of shares of the New Fund will fluctuate with changes in the market value of the New Fund’s holdings. The market prices of the New Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the New Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the New Fund shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the New Fund (bid) and the lowest price a seller is willing to accept for shares of the New Fund (ask), which is known as the bid-ask spread. In addition, although the New Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in New Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the New Fund inadvisable. In stressed market conditions, the market for the New Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the New Fund’s underlying portfolio holdings.

Uranium Companies Risk. Uranium Companies may be significantly subject to the effects of competitive pressures in the uranium business and the price of uranium. The price of uranium may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of uranium may fluctuate substantially over short periods of time, therefore the New Fund’s share price may be more volatile than other types of investments. In addition, Uranium Companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, mandated expenditures for safety and pollution control devices, political and economic conditions in uranium producing and consuming countries, and uranium production levels and costs of production. The primary demand for uranium is from the nuclear energy industry, which uses uranium as fuel for nuclear power plants. Demand for nuclear energy may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials.

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The Existing Fund’s risks are substantially similar to the risks of the New Fund as noted in the section “Additional Information About the New Fund and Existing Fund.” Further, the Existing Fund’s risks are located in its prospectus dated January 1, 2022.

Investment Policies

The fundamental and non-fundamental investment policies of the New Fund and Existing Fund are substantially identical. Please see “Additional Information About the New and Existing Fund – Investment Policies” below for information regarding the policies.

Distribution and Purchase Procedures and Exchange Rights

The New Fund, identical to the Existing Fund, will issue and redeem shares at NAV only in large blocks of shares (each block of Shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with the New Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of the New Fund, identical to the Existing Fund, may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the shares are not redeemable securities of the New Fund.

As with the Existing Fund, shares of the New Fund will be listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the New Fund may trade at a price that is greater than, at, or less than NAV.

The New Fund, identical to the Existing Fund, issues and redeems shares at NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” that have entered into contractual arrangements with ALPS Distributors, Inc., the New Fund’s distributor (“Distributor”). Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the New Fund’s portfolio and/or cash.

Individual shares of the New Fund may only be purchased and sold on the Exchange through brokers. Shares of the Fund are listed on the Exchange and because shares will trade at market prices rather than NAV, shares of the Fund may trade at a price greater than or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

The policies of the New Fund and Existing Fund regarding how to buy and sell shares are identical and neither Fund has exchange rights. Both the New Fund and Existing Fund have adopted distribution plans under Rule 12b-1; however, neither Fund pays distribution fees under its respective plan, and neither Fund anticipates imposing distribution fees. Please see “Additional Information About the New Fund” below for information regarding the New Fund’s valuation policies, how to buy and sell shares, and distribution plans. Information regarding the Existing Fund’s policies and procedures is included in the Existing Fund’s prospectus dated January 1, 2022.

ADDITIONAL INFORMATION ABOUT THE NEW FUND AND EXISTING FUND

Investment Objective

Both the Existing Fund and New Fund seek to provide investment results that, before fees and expenses, correspond generally to the total return performance of the North Shore Global Uranium Mining Index (the “Index”). The New Fund and Existing Fund may change their investment objective and Index without shareholder approval.

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Principal Investment Strategies

The New Fund and Existing Fund have substantially similar investment strategies. The table below compares the principal investment strategies of the Funds:

Existing Fund	New Fund – Description of Differences
General	General
The Existing Fund will, under normal circumstances, invest at least 80% of its total assets in securities of the Index. The Index is designed to track the performance of companies that devote at least 50% of their assets to (i) mining, exploration, development, and production of uranium; and/or (ii) holding physical uranium, owning uranium royalties, or engaging in other, non-mining activities that support the uranium mining industry, including, but not limited to, infrastructure and labor costs (“Uranium Companies”).	Identical to the Existing Fund.
80% Policy	80% Policy
Under normal circumstances, the Existing Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of Uranium Companies.	Identical to the Existing Fund.
Index Components	Index Components

The universe of eligible index components includes exchange-listed equity securities of companies that have or expect to have a significant portion of their business operations related to uranium. Such companies are identified through the use of a proprietary selection methodology that includes a review of industry publications, sell side research, and fundamental research, as well as meetings with management. Companies in this eligible universe are included in the Index subject to the following restrictions:

●

All securities must have a company level minimum market capitalization of $40 million to become components of the Index and must maintain a minimum market capitalization of $25 million to remain in the Index.

●

An aggregate weight of 82.5% of the Index is assigned to companies that are involved in the mining, exploration, development, and production of uranium. An aggregate weight of 17.5% of the Index is assigned to companies that hold physical uranium, uranium royalties, or other non-mining assets.

●

The components within each of these buckets are market cap weighted.

●

A single security weight cap of 15% and a single security floor of 0.30% is applied.

●

No more than five issuers will have a weight greater than 4.70% of the Index and the aggregate weight of all the components with a weight greater than 5% is capped at 50%.

●

If multiple share classes exist for a company, the following preference order is followed:

■

If the company is already included in the Index, the existing share class is retained.

Identical to the Existing Fund, except that

(i) the following description of “emerging market countries” has been added: “Emerging market countries are those that are experiencing significant economic growth and possess some, but not all, of the characteristics of a developed country;” and

(ii) the following disclosure has been added for the New Fund: “In seeking to track the performance of the Index, the New Fund may invest in publicly traded closed-ended trusts in the Index including trusts created to invest and hold substantially all of its assets in physical uranium such as the Sprott Physical Uranium Trust, which is managed by Sprott Asset Management LP (the adviser to the New Fund). Sprott Asset Management LP and the New Fund have adopted policies and procedures designed to prevent conflicts of interest from influencing decisions related to the Sprott Physical Uranium Trust. See “Additional Information About the New Fund and Existing Fund – Management of the Funds – New Fund.”

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Existing Fund	New Fund – Description of Differences

■

If the company is not already included in the Index and an American Depositary Receipt (“ADR”) representing the company’s stock is available, such ADR will be given preference over all other share classes.

■

In all other cases, the most liquid share class is considered for inclusion in the portfolio.

The Index consists of securities of both U.S. and foreign issuers, including securities of issuers located in emerging market countries. As of December 1, 2021 a significant portion of the Index consisted of securities of Australian, Canadian, and Kazakh issuers.

Index Rebalance	Index Rebalance
The Index is reconstituted and rebalanced on a semi-annual basis in March and September. Deletions from the Index may be made at any time due to changes in business, mergers, acquisitions, bankruptcies, suspensions, de-listings and spin-offs. The Index is unmanaged and cannot be invested in directly.	Identical to Existing Fund.
Index Tracking	Index Tracking
The Existing Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Existing Fund’s adviser, Exchange Traded Concepts, LLC, generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to the weightings in the Index. However, the adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The adviser expects that over time, if the Existing Fund has sufficient assets, the correlation between the Existing Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.	Identical to the Existing Fund, except that Exchange Traded Concepts, LLC is replaced with Sprott Asset Management LP (the adviser to the New Fund) and ALPS Advisors, Inc. (the sub-adviser to the New Fund).
Diversification	Diversification
The Existing Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Existing Fund may invest up to 20% of its assets in investments that are not included in the Index, but that the adviser believes will help the Existing Fund track the Index.	Identical to the Existing Fund.
Concentration	Concentration
The Existing Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of December 1, 2021, the Index was concentrated in the Oil, Gas and Consumable Fuels Industry. In addition, in replicating the Index, the Existing Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more sectors. As of December 1, 2021, a significant portion of the Index consisted of companies in the Energy Sector.	Identical to the Existing Fund.

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Existing Fund	New Fund – Description of Differences
Index Provider	Index Provider
The index provider is North Shore Indices, Inc. (the “Index Provider”), which is not affiliated with the Existing Fund or the adviser. The Index Provider developed the methodology for determining the securities to be included in the Index and is responsible for the ongoing maintenance of the Index. The Index is calculated by Indxx, LLC, which is not affiliated with the Existing Fund or the adviser.	Identical to the Existing Fund, except that the sub-adviser (ALPS Advisors, Inc.) is added to the list of entities that the index provider and index calculation agent are not affiliated with.
Securities Lending	Securities Lending
The Existing Fund may engage in securities lending.	Identical to the Existing Fund.

Investment Limitations

This section will help you compare the fundamental and non-fundamental investment policies and restrictions of the Existing Fund and the New Fund. The New Fund does not believe there are any materials differences between the Existing Fund’s and the New Fund’s fundamental and non-fundamental investment limitations.

Fundamental Investment Limitations

The investment limitations listed below are fundamental policies of each Fund and cannot be changed with respect to a Fund without the vote of a majority of the outstanding voting securities of such Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Existing Fund The Existing Fund may not:	New Fund The New Fund may not:
Concentration	Concentration
Concentrate its investments in an industry or group of industries (i.e., invest more than 25% of its total assets in the securities of companies in a particular industry or group of industries), except that the Existing Fund will concentrate to approximately the same extent that its underlying index concentrates in the securities of companies in such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	Purchase any security if, as a result of that purchase, more than 25% of the New Fund’s net assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries, except that the New Fund may invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries if the index whose performance the New Fund seeks to replicate concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Borrowing and Senior Securities	Borrowing and Senior Securities
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time.

Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time.

Loans	Loans
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Make loans, except that the New Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies.
Real Estate and Commodities	Real Estate and Commodities
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Purchase or sell real estate, except that the New Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the New Fund as a result of the ownership of securities.

Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

Underwriting	Underwriting
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Engage in the business of underwriting securities issued by others, except to the extent that the New Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities or in connection with its investments in other investment companies.

11

Non-Fundamental Investment Limitations

In addition to the investment objective of each Fund, the investment limitations listed below are non-fundamental policies of each Fund and may be changed with respect to any Fund by its Board of Trustees.

Existing Fund	New Fund
80% Policy	80% Policy

The Existing Fund will not invest less than 80% of its total assets, exclusive of collateral held from securities lending, in securities that comprise its underlying index or in to-be-announced transactions and depositary receipts representing securities comprising the underlying index (or, if depositary receipts themselves are index securities, the underlying securities in respect of such depositary receipts).

The Existing Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of Uranium Companies (as such term is defined in the Prospectus), without providing 60 days prior notice to shareholders.

The New Fund will not invest less than 80% of its total assets, exclusive of collateral held from securities lending, in securities that comprise its underlying index or in to-be-announced transactions and depositary receipts representing securities comprising the underlying index (or, if depositary receipts themselves are index securities, the underlying securities in respect of such depositary receipts).

The New Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of Uranium Companies (as such term is defined in the Prospectus), without providing 60 days prior notice to shareholders.

Principal Investment Risks

The Existing Fund’s risks are substantially similar to the risks of the New Fund, as presented in the table below.

The following summarizes the principal risks of the New Fund and Existing Fund. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Summary.

12

Existing Fund	New Fund
Commodity Exposure Risk	Commodity Exposure Risk
The Existing Fund invests in Uranium Companies, which may be susceptible to fluctuations in the underlying commodities market. Any negative changes in such commodities market could have a great impact on the Existing Fund. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Existing Fund that are dependent on a single commodity, or are concentrated on a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.	The New Fund invests in Uranium Companies, which may be susceptible to fluctuations in the underlying commodities market. Any negative changes in such commodities market could have a great impact on the New Fund. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the New Fund that are dependent on a single commodity, or are concentrated on a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.
Common Stock Risk	Common Stock Risk
Common stock holds the lowest priority in the capital structure of a company, and, therefore, takes the largest share of the company’s risk and its accompanying volatility. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, prices of common stocks are susceptible to general stock market fluctuations and economic conditions, and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.	Common stock holds the lowest priority in the capital structure of a company, and, therefore, takes the largest share of the company’s risk and its accompanying volatility. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, prices of common stocks are susceptible to general stock market fluctuations and economic conditions, and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.
Currency Exchange Rate Risk	Currency Exchange Risk
Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Existing Fund’s investments and the value of your shares. Because the Existing Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Existing Fund may go down if the value of the local currency of the non-U.S. markets in which the Existing Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Existing Fund’s holdings goes up. Conversely, the dollar value of your investment in the Existing Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Existing Fund may change quickly and without warning, and you may lose money.	Changes in currency exchange rates and the relative value of non- U.S. currencies will affect the value of the New Fund’s investments and the value of your shares. Because the New Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the New Fund may go down if the value of the local currency of the non-U.S. markets in which the New Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the New Fund’s holdings goes up. Conversely, the dollar value of your investment in the New Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the New Fund may change quickly and without warning, and you may lose money.

13

Existing Fund	New Fund
Cybersecurity Risk	Cybersecurity and Disaster Recovery
Investment companies, such as the Existing Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Existing Fund or the adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Existing Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Existing Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Existing Fund to regulatory fines or financial losses, and cause reputational damage. The Existing Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Existing Fund invests, which could result in material adverse consequences for such issuers, and may cause the Existing Fund’s investment in such portfolio companies to lose value.	Information and technology systems relied upon by the New Fund, the adviser, the sub-adviser, the New Fund’s other service providers (including, but not limited to, the New Fund Accountant, Custodian, Transfer Agent, Administrator, Distributor and index providers), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the New Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the adviser and the New Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the New Fund, the adviser, the sub-adviser, the New Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the New Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the New Fund’s ability to calculate its NAV or impede trading.
Depositary Receipt Risk	Depositary Receipt Risk
ADRs are dollar-denominated depositary receipts typically issued by an American bank or trust company that evidence an ownership interest in a security or pool of securities issued by a foreign corporation. ADRs are listed and traded in the United States and designed for use in the U.S. securities markets. ADRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market and may be more volatile.	ADRs are dollar-denominated depositary receipts typically issued by an American bank or trust company that evidence an ownership interest in a security or pool of securities issued by a foreign corporation. ADRs are listed and traded in the United States and designed for use in the U.S. securities markets. ADRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market and may be more volatile.
Early Close/Trading Halt Risk	Early Close/Trading Halt Risk
An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Existing Fund’s creation and redemption process, potentially affect the price at which the Existing Fund’s shares trade in the secondary market, and/or result in the Existing Fund being unable to trade certain securities or financial instruments. In these circumstances, the Existing Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.	An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the New Fund’s creation and redemption process, potentially affect the price at which the New Fund’s shares trade in the secondary market, and/or result in the New Fund being unable to trade certain securities or financial instruments. In these circumstances, the New Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

14

Existing Fund	New Fund
Emerging Markets Securities Risk	Emerging Markets Securities Risk

Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets, and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Investments in debt securities of foreign governments present special risks, including the fact that issuers may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, or may be unable to make such repayments when due in the currency required under the terms of the debt. Political, economic and social events also may have a greater impact on the price of debt securities issued by foreign governments than on the price of U.S. securities. In addition, brokerage and other transaction costs on foreign securities exchanges are often higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the adviser’s ability to evaluate local companies and impact the Existing Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, the Existing Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

Specifically with respect to index funds, the conditions in emerging markets may lead to potential errors in index data, index computation, and/or index construction if information on non-U.S. companies is unreliable or outdated, or if less information about the non-U.S. companies is publicly available due to differences in regulatory, accounting, auditing and financial recordkeeping standards. This, in turn, may limit a fund adviser’s ability to oversee the index provider’s due diligence process over index data prior to its use in index computation, construction, and/or rebalancing. All of these factors may adversely impact fund performance. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets, and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Investments in debt securities of foreign governments present special risks, including the fact that issuers may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, or may be unable to make such repayments when due in the currency required under the terms of the debt. Political, economic and social events also may have a greater impact on the price of debt securities issued by foreign governments than on the price of U.S. securities. In addition, brokerage and other transaction costs on foreign securities exchanges are often higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the adviser’s ability to evaluate local companies and impact the New Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, the New Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

Specifically with respect to index funds, the conditions in emerging markets may lead to potential errors in index data, index computation, and/or index construction if information on non-U.S. companies is unreliable or outdated, or if less information about the non-U.S. companies is publicly available due to differences in regulatory, accounting, auditing and financial recordkeeping standards. This, in turn, may limit a fund adviser’s ability to oversee the index provider’s due diligence process over index data prior to its use in index computation, construction, and/or rebalancing. All of these factors may adversely impact fund performance. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

15

Existing Fund	New Fund
Foreign Securities Risk	Foreign Securities Risk
Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Because foreign exchanges may be open on days when the Existing Fund does not price its shares, the value of the securities held by the Existing Fund may change on days when shareholders will not be able to purchase or sell the Existing Fund’s shares. Conversely, shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Existing Fund more volatile and potentially less liquid than other types of investments.	Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Because foreign exchanges may be open on days when the New Fund does not price its shares, the value of the securities in the New Fund’s portfolio may change on days when shareholders will not be able to purchase or sell shares. Conversely, shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the New Fund more volatile and potentially less liquid than other types of investments.
Geographic Investment Risk	Geographic Investment Risk

To the extent the Existing Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Existing Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. As of December 1, 2021, a significant portion of the Index consisted of securities of Australian, Canadian, and Kazakh issuers.

Investing in Australia Risk: Investments in securities of Australian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Investments in Australian issuers may subject the Existing Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies, may cause an adverse impact on the Australian economy.

To the extent the New Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the New Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. The top ten countries producing uranium are as follows: Canada, Kazakhstan, Australia, Namibia, Niger, Russia, Uzbekistan, China, Ukraine and South Africa. As of December 1, 2021, a significant portion of the Index consisted of securities of Australian, Canadian, and Kazakh issuers.

Investing in Australia Risk: Investments in securities of Australian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Investments in Australian issuers may subject the New Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies, may cause an adverse impact on the Australian economy.

16

Existing Fund	New Fund

Investing in Canada Risk: Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada’s dependency on the economy of the United States, in particular, makes Canada’s economy vulnerable to political and regulatory changes affecting the United States economy.

Investing in Kazakhstan Risk: Kazakhstan’s economy is a resource-based economy that is heavily dependent on the export of natural resources. Fluctuations in certain commodity markets or sustained low prices for its exports could have a significant, adverse effect on Kazakhstan’s economy. Kazakhstan is a presidential republic but maintains several authoritarian characteristics including involvement in the economy. While Kazakhstan has recently pursued economic reform and liberalization of many areas in the economy, there is no guarantee that the government will not become directly involved in aspects of the economy in the future. Due to the recent rise in many commodities prices, one major concern for Kazakhstan is managing inflationary pressures from strong foreign currency inflows. Significant increases in inflation would have a negative impact on companies in Kazakhstan and would have an adverse impact on the Existing Fund.

Investing in Canada Risk: Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada’s dependency on the economy of the United States, in particular, makes Canada’s economy vulnerable to political and regulatory changes affecting the United States economy.

Investing in Kazakhstan Risk: Kazakhstan’s economy is a resource-based economy that is heavily dependent on the export of natural resources. Fluctuations in certain commodity markets or sustained low prices for its exports could have a significant, adverse effect on Kazakhstan’s economy. Kazakhstan is a presidential republic but maintains several authoritarian characteristics including involvement in the economy. While Kazakhstan has recently pursued economic reform and liberalization of many areas in the economy, there is no guarantee that the government will not become directly involved in aspects of the economy in the future. Due to the recent rise in many commodities prices, one major concern for Kazakhstan is managing inflationary pressures from strong foreign currency inflows. Significant increases in inflation would have a negative impact on companies in Kazakhstan and would have an adverse impact on the New Fund. Recently, a state of emergency and a nationwide curfew has been imposed and there has been foreign intervention in Kazakhstan in response to social unrest in that country. Until there is a period of stabilization, it is unclear of the extent of the consequences of this unrest and measures take to address the unrest will have on the future growth and economic conditions in Kazakhstan, including uranium mining and prices and the supply and demand of that commodity, as well as whether there will be any other unintended consequences.

Illiquid Investments Risk	Liquidity Risk
In certain circumstances, it may be difficult for the Existing Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Existing Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the adviser to dispose of such securities at a fair price.	It may be more difficult for the New Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the sub-adviser believes it is desirable to do so.
Index Tracking Risk	Index Tracking Risk
Tracking error refers to the risk that the adviser may not be able to cause the Existing Fund’s performance to match or correlate to that of the Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Existing Fund’s tracking error, such as Existing Fund expenses, imperfect correlation between the Existing Fund’s investments and those of the Index, rounding of share prices, the timing or magnitude of changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. The Existing Fund incurs operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Existing Fund’s securities holdings to reflect changes in the composition of the Index. To the extent the Existing Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Existing Fund sought to replicate the Index. Tracking error may cause the Existing Fund’s performance to be less than expected.	The New Fund’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons, including operating expenses incurred by the New Fund not applicable to the Index, costs in buying and selling securities, asset valuation differences and differences between the New Fund’s portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies. To the extent the New Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the New Fund sought to replicate the Index.

17

Existing Fund	New Fund
Industry Concentration Risk	Industry Concentration Risk

Because the Existing Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Existing Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. To the extent the Existing Fund concentrates in the securities of issuers in a particular industry, the Existing Fund may face more risks than if it were diversified more broadly over numerous industries. Such industry-based risks, any of which may adversely affect the Existing Fund, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. As of December 1, 2021, the Index was concentrated in the Oil, Gas and Consumable Fuels Industry.

Oil, Gas and Consumable Fuels Industry Risk: The oil, gas and consumable fuels industry is cyclical and highly dependent on the market price of fuel. The market value of companies in the oil, gas and consumable fuels industry are strongly affected by the levels and volatility of global commodity prices, supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry.

Because the New Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the New Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. To the extent the New Fund concentrates in the securities of issuers in a particular industry, the New Fund may face more risks than if it were diversified more broadly over numerous industries. Such industry-based risks, any of which may adversely affect the New Fund, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. As of December 1, 2021, the Index was concentrated in the oil, gas and consumable fuels industry.

Oil, Gas and Consumable Fuels Industry Risk: The oil, gas and consumable fuels industry is cyclical and highly dependent on the market price of fuel. The market value of companies in the oil, gas and consumable fuels industry are strongly affected by the levels and volatility of global commodity prices, supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry.

18

Existing Fund	New Fund

Companies in the oil, gas and consumable fuels industry may also operate in countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Companies in the oil, gas and consumable fuels industry also face a significant civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials, and a risk of loss from terrorism or other natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on the Existing Fund’s portfolio securities and the performance of the Existing Fund. Companies in the oil, gas and consumable fuels industry can be significantly affected by the supply of and demand for specific products and services, weather conditions, exploration and production spending, government regulation, world events and general economic conditions.

Companies in the oil, gas and consumable fuels industry may also operate in countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Companies in the oil, gas and consumable fuels industry also face a significant civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials, and a risk of loss from terrorism or other natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on the New Fund’s portfolio securities and the performance of the New Fund. Companies in the oil, gas and consumable fuels industry can be significantly affected by the supply of and demand for specific products and services, weather conditions, exploration and production spending, government regulation, world events and general economic conditions.

Issuer Specific Risk	Issuer Specific Risk
Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Existing Fund.	The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Large Capitalization Risk	Large Capitalization Risk
Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.	Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. The securities of large-capitalization companies may also be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
Limited Authorized Participants, Market Makers and Liquidity Providers Risk	Authorized Participant Concentration Risk
Only an Authorized Participant may engage in creation or redemption transactions directly with the Existing Fund. The Existing Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Particularly in times of market stress, Authorized Participants, market makers, or liquidity providers may exit the business, reduce their business activities, or otherwise become unable to process creation and/or redemption orders, and there is a possibility that no other entities will step forward to perform these services. This may result in a significantly diminished trading market for the Existing Fund’s shares, differences between the market price of the Existing Fund’s shares and the underlying value of those shares, and delisting of the shares.	Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the New Fund. The New Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the New Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, New Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

19

Existing Fund	New Fund
Market Risk	Market Risk and Selection Risk
An investment in the Existing Fund involves risks similar to those of investing in any fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. For example, since December 2019, a novel strain of coronavirus has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world. As the extent of the impact on global markets from the coronavirus pandemic is difficult to predict, the extent to which the pandemic may negatively affect the Existing Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the pandemic and the actions taken by authorities and other entities to contain the pandemic or treat its impact. The values of the securities in which the Existing Fund invests could decline generally or could underperform other investments. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.	Market risk is the risk that one or more markets in which the New Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, e.g. COVID-19, recessions, or other events could have a significant impact on the New Fund and its investments. Selection risk is the risk that the securities selected by New Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
Micro Capitalization Risk	Micro Capitalization Risk
The micro-capitalization companies in which the Existing Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of micro-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.	The micro-capitalization companies in which the New Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of micro-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.
Non-Diversification Risk	Non-Diversified Fund Risk
As a non-diversified investment company under the 1940 Act, the Existing Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the Existing Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Existing Fund may affect its value more than if it invested in a larger number of issuers. The value of the Existing Fund’s shares may be more volatile than the values of shares of more diversified funds.	As a non-diversified investment company under the 1940 Act, the New Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the New Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the New Fund may affect its value more than if it invested in a larger number of issuers. The value of the New Fund’s shares may be more volatile than the values of shares of more diversified funds.

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Existing Fund	New Fund
Operational Risk	Operational Risk
Your ability to transact in shares of the Existing Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the Existing Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Existing Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Existing Fund and its shareholders could be negatively impacted as a result.	Your ability to transact in shares of the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the New Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the New Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The New Fund and its shareholders could be negatively impacted as a result.
Passive Investment Risk	Index Management Risk
The Existing Fund is not actively managed. Therefore, unless a specific security is removed from the Index, or selling that security is otherwise required upon a rebalancing of the Index as addressed in the Index’s methodology, the Existing Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Index, the Existing Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Existing Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of shares of the Existing Fund will decline, more or less, in correspondence with any decline in value of the Index. The Index may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies comprising the portfolio securities holdings of the Existing Fund are conducted, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Existing Fund. Unlike other funds that select investments based on analyses of financial or other information relating to companies, the economy or markets, the Existing Fund, like other sector-focused or other narrowly-focused index funds, invests in companies included in the Index in accordance with its investment objective of tracking the performance of the Index. There can be no assurance that an investment in such companies would not underperform the broader market or investments with a different focus. The Existing Fund should not be considered a complete investment program. Unlike with an actively managed fund, the adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Existing Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.	The New Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index. Additionally, the New Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the New Fund’s rebalance schedule.

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Existing Fund	New Fund
Sector Focus Risk	Sector Focus Risk

The Existing Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors. While the Existing Fund’s sector exposure is expected to vary over time based on the composition of the Index, the Existing Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which the Existing Fund may have exposure over time and should not be relied on as such.

Energy Sector Risk: Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may affect adversely companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure.

The New Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors. While the New Fund’s sector exposure is expected to vary over time based on the composition of the Index, the New Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which the New Fund may have exposure over time and should not be relied on as such.

Energy Sector Risk: Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may affect adversely companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure.

Securities Lending Risk	Securities Lending Risk
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.	Although the New Fund will receive collateral in connection with all loans of its securities holdings, the New Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the New Fund). In addition, the New Fund will bear the risk of loss of any cash collateral that it invests.

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Existing Fund	New Fund
Small- and Mid-Capitalization Risk	Small- and Mid-Capitalization Risk
The small- and mid-capitalization companies in which the Existing Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- and mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large capitalization companies. Also, there is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.	The small- and mid-capitalization companies in which the New Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- and mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large capitalization companies. Also, there is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
Trading Risk	Trading Risk

Although Existing Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in the Existing Fund’s shares may be halted by the Exchange because of market conditions or for other reasons. In addition, trading in the Existing Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Existing Fund’s shares will continue to be met or will remain unchanged.

Shares of the Existing Fund may trade at, above or below their most recent NAV. The per share NAV of the Existing Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Existing Fund’s holdings since the prior most recent calculation. The market prices of the Existing Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Existing Fund’s shares may deviate significantly from the value of the Existing Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Existing Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Existing Fund’s shares quoted during the day or a premium or discount in the closing price from the Existing Fund’s NAV. In stressed market conditions, the market for the Existing Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Existing Fund’s underlying portfolio holdings. These factors, among others, may lead to the Existing Fund’s shares trading at a premium or discount to NAV. However, given that shares of the Existing Fund can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that the Existing Fund’s shares normally will trade close to the Existing Fund’s NAV, exchange prices are not expected to correlate exactly with the Existing Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV.

Although New Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in the New Fund’s shares may be halted by the Exchange because of market conditions or for other reasons. In addition, trading in the New Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the New Fund’s shares will continue to be met or will remain unchanged.

Shares of the New Fund may trade at, above or below their most recent NAV. The per share NAV of the New Fund is calculated at the end of each business day and fluctuates with changes in the market value of the New Fund’s holdings since the prior most recent calculation. The market prices of the New Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the New Fund’s shares may deviate significantly from the value of the New Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the New Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for the New Fund’s shares quoted during the day or a premium or discount in the closing price from the New Fund’s NAV. In stressed market conditions, the market for the New Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the New Fund’s underlying portfolio holdings. These factors, among others, may lead to the New Fund’s shares trading at a premium or discount to NAV. However, given that shares of the New Fund can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that the New Fund’s shares normally will trade close to the New Fund’s NAV, exchange prices are not expected to correlate exactly with the New Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV.

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Existing Fund	New Fund

As with all ETFs, the Existing Fund’s shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Existing Fund’s shares will approximate the Existing Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. If a shareholder purchases at a time when the market price of the Existing Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Investors buying or selling shares of the Existing Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Existing Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares of the Existing Fund (the “bid” price) and the price at which an investor is willing to sell shares of the Existing Fund (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares of the Existing Fund based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Existing Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Existing Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results and an investment in the Existing Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

As with all ETFs, the New Fund’s shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the New Fund’s shares will approximate the New Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. If a shareholder purchases at a time when the market price of the New Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Investors buying or selling shares of the New Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of New Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares of the New Fund (the “bid” price) and the price at which an investor is willing to sell shares of the New Fund (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares of the New Fund based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the New Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the New Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results and an investment in the New Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

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Existing Fund	New Fund
Uranium Companies Risk	Uranium Companies Risk

Uranium Companies may be significantly subject to the effects of competitive pressures in the uranium business and the price of uranium. The price of uranium may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of uranium may fluctuate substantially over short periods of time, and the Existing Fund’s share price may be more volatile than other types of investments. In addition, Uranium Companies may be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, mandated expenditures for safety and pollution control devices, political and economic conditions in uranium producing and consuming countries, and uranium production levels and costs of production.

The primary demand for uranium is from the nuclear energy industry, which uses uranium as fuel for nuclear power plants. A decrease in the demand for nuclear power would have an adverse effect on the performance of the Existing Fund. Demand for nuclear energy may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Existing Fund’s portfolio companies and thus the Existing Fund’s financial situation.

In addition, the nuclear energy industry is subject to competitive risk associated with the prices of other energy sources. Consumers of nuclear energy may have the ability to switch between the nuclear energy and other energy sources, thereby reducing demand for uranium. The prices of crude oil, natural gas and electricity produced from traditional hydro power and possibly other undiscovered energy sources could potentially have a negative impact on the demand for uranium.

Nuclear activity is also subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national safety considerations. These regulations may be subject to significant tightening by national and international authorities. This could result in increased operating costs that could make nuclear power less competitive and thereby reduce demand for uranium.

Uranium Companies may be significantly subject to the effects of competitive pressures in the uranium business and the price of uranium. The price of uranium may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of uranium may fluctuate substantially over short periods of time, and the New Fund’s share price may be more volatile than other types of investments. In addition, Uranium Companies may be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, mandated expenditures for safety and pollution control devices, political and economic conditions in uranium producing and consuming countries, and uranium production levels and costs of production.

The primary demand for uranium is from the nuclear energy industry, which uses uranium as fuel for nuclear power plants. A decrease in the demand for nuclear power would have an adverse effect on the performance of the New Fund. Demand for nuclear energy may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the New Fund’s portfolio companies and thus the New Fund’s financial situation.

In addition, the nuclear energy industry is subject to competitive risk associated with the prices of other energy sources. Consumers of nuclear energy may have the ability to switch between the nuclear energy and other energy sources, thereby reducing demand for uranium. The prices of crude oil, natural gas and electricity produced from traditional hydro power and possibly other undiscovered energy sources could potentially have a negative impact on the demand for uranium.

Nuclear activity is also subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national safety considerations. These regulations may be subject to significant tightening by national and international authorities. This could result in increased operating costs that could make nuclear power less competitive and thereby reduce demand for uranium.

The Funds’ Performance

If the Reorganization is approved by shareholders, the New Fund will assume the performance history of the Existing Fund. The New Fund will use the same benchmark index as the Existing Fund.

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The following performance information indicates some of the risks of investing in the New Fund and Existing Fund. The New Fund is newly organized, so the performance information presented is that of the Existing Fund. The bar chart shows the Existing Fund’s performance for calendar years ended December 31. The table illustrates how the Existing Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance and the Index. The Existing Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information and daily NAV per share information of the New Fund will be available at no cost by visiting www.sprottetfs.com or by calling (888) 622-1813.

During the period of time shown in the bar chart, the Existing Fund’s highest quarterly return was 51.25% for the quarter ended December 31, 2020 and the lowest quarterly return was -23.99% for the quarter ended March 31, 2020.

Average Annual Total Returns

(for the periods ended December 31, 2021)

	One Year	Since Inception*
Return Before Taxes	81.29%	74.00%
Return after Taxes on Distributions	76.91%	71.11%
Return after Taxes on Distributions and Sale of Fund Shares	48.32%	58.35%
North Shore Global Uranium Mining Index (reflects no deduction for fees, expenses or taxes)	82.15%	74.32%
S&P Index 500 (Gross) (USD) (reflects no deduction for fees, expenses, or taxes)	28.71%	25.13%

*The Existing Fund commenced operations on December 3, 2019.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Management of the Funds

The New Fund will be managed by SAM and sub-advised by ALPS Advisors, and the Existing Fund is managed by ETC. SAM will receive the same management fee, as a percentage of Fund assets, for managing the New Fund as ETC receives for managing the Existing Fund. The sub-advisory fee for ALPS Advisors will be paid by SAM and not by the New Fund. The management fee paid by the Existing Fund, and to be paid by the New Fund is a unitary fee, meaning that the investment adviser of the applicable Fund is responsible for paying the Fund’s operational expenses out of its management fee. The information below provides details regarding the management of the Existing Fund and the New Fund.

New Fund

Adviser

Sprott Asset Management LP, located at 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1, serves as the investment adviser to the New Fund. As of September 30, 2021, SAM and its affiliates had approximately $19 billion in assets under management. Subject to the authority of the SFT’s Board of Trustees, SAM is responsible for the overall management of the New Fund’s business affairs. SAM invests the assets of the Funds, either directly or through the use of sub-advisers, according to the New Fund’s investment objective, policies and restrictions.

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For the services that SAM provides to the New Fund, SAM is entitled to receive an annual advisory fee from the New Fund calculated daily and paid monthly at an annual rate of 0.85% on up to $500 million in assets, 0.80% on the next $500 million in assets, and 0.70% on assets greater than $1 billion.

Under the investment advisory agreement, SAM has agreed to pay all expenses incurred by the New Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the New Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with SAM will be available in the New Fund’s Semi-Annual Report to shareholders for the fiscal period ending February 28, 2022.

Certain employees of Sprott Asset Management LP are officers of and may own shares of the Sprott Physical Uranium Trust. The New Fund in seeking to track the performance of the Index may buy and sell shares of the Sprott Physical Uranium Trust on the secondary market. In connection with any such investments, the New Fund, as a shareholder, will indirectly pay its pro rata share of fees paid and other expenses incurred by the Sprott Physical Uranium Trust, including those fees charged by Sprott Asset Management LP for managing the Trust.

In making investment decisions for the New Fund, Sprott Asset Management LP is not permitted to obtain or use material non-public information about the Sprott Physical Uranium Trust acquired by any unit of Sprott, Inc., the parent company of Sprott Asset Management LP, in the course of these activities. In addition, from time to time, the activities of Sprott Asset Management LP and its affiliates may limit the New Fund’s flexibility in purchases and sales of securities.

Sprott Asset Management LP and the New Fund have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the New Fund, and to help ensure that such decisions are made in accordance with the Sprott Asset Management LP’s fiduciary obligations to its clients, including decisions related to the Sprott Physical Uranium Trust. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Sprott Asset Management LP may have the effect of favoring the interests of other clients or businesses of other divisions or units of Sprott Inc., provided that the Sprott Asset Management LP or other Sprott company believes such voting decisions to be in accordance with its fiduciary obligations.

Sub-Adviser

ALPS Advisors, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the sub-adviser to the New Fund. As of December 31, 2020, the sub-adviser has $14.9 billion in assets under management.

Pursuant to the sub-advisory agreement between SAM and ALPS Advisors with respect to the New Fund, ALPS Advisors is responsible for the recommendation of the purchase, retention and sale of each Fund’s portfolio securities, subject to the supervision of SAM and the oversight of the Board.

Under the sub-advisory agreement with respect to the New Fund, SAM pays ALPS Advisors a fee as indicated in the table below:

Average Assets	Sub-Advisory Fee
Up to $250 million	0.04%
$250 million-$500 million	0.03%
Above $500 million	0.02%

The sub-advisory fee is paid on a monthly basis. The New Fund is not responsible for the payment of this sub-advisory fee.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement with respect to the New Fund will be available in the New Fund’s Semi-Annual Report to shareholders for the fiscal period ending February 28, 2022.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the New Fund. Please refer to the Statement of Additional Information for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the New Fund.

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Ryan Mischker, Vice President, Portfolio Management & Research and Andrew Hicks, Vice President, Index Management of ALPS Advisors are the Portfolio Managers of the New Fund and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has served as portfolio manager of the New Fund since the closing of the Reorganization. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 19 years financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks is a Director of Portfolio Management & Research at ALPS Advisors and has been a portfolio manager of the New Fund since the closing of the Reorganization. Prior to joining ALPS in 2015, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

Existing Fund

Adviser

Exchange Traded Concepts, LLC, an Oklahoma limited liability company, is located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, its primary place of business, and 295 Madison Avenue, New York, New York 10017. ETC was formed in 2009 and provides investment advisory services to other exchange-traded funds.

Under an investment advisory agreement between the ETCT, on behalf of the Existing Fund, and ETC, ETC provides investment advisory services to the Existing Fund. ETC is responsible for the day-to-day management of the Existing Fund, including, among other things, implementing changes to the Existing Fund’s portfolio in connection with any rebalancing or reconstitution of the Index, trading portfolio securities on behalf of the Existing Fund, and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board. ETC also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Existing Fund to operate. ETC administers the Existing Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the ETCT.

For the services ETC provides to the Existing Fund, ETC is entitled to receive an annual advisory fee from the Existing Fund calculated daily and paid monthly at an annual rate of 0.85% on up to $500 million in assets, 0.80% on the next $500 million in assets, and 0.70% on assets greater than $1 billion. For the services ETC provided to the Existing Fund for the fiscal year ended August 31, 2021, the Existing Fund paid ETC 0.85% of its average daily net assets.

Under the investment advisory agreement, ETC has agreed to pay all expenses incurred by the Existing Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Existing Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”). ETC has entered into an arrangement with the Index Provider pursuant to which ETC pays a fee to use the Index, which is calculated daily and paid monthly, based on a percentage of the average daily net assets of the Existing Fund. As part of the arrangement between the Index Provider and ETC, the Index Provider has agreed (1) to assume the obligation of ETC to pay all expenses of the Existing Fund (except the Excluded Expenses) and (2) to the extent applicable, to pay ETC’s minimum fee under the arrangement.

Pursuant to an SEC exemptive order and subject to the conditions of that order, ETC may, with Board approval but without shareholder approval, hire a sub-adviser, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. Shareholders will be notified of any such changes. SAM and SFT may not rely on ETC's exemptive order to hire sub-advisers or materially amend sub-advisory agreements.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with ETC is available in the Existing Fund’s Semi-Annual Report to shareholders for the fiscal period ended February 29, 2020.

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Portfolio Managers

Andrew Serowik, Todd Alberico, and Gabriel Tan are primarily responsible for the day-to-day management of the Existing Fund.

Mr. Serowik joined ETC from Goldman Sachs in May 2018. He began his career at Spear, Leeds & Kellogg (“SLK”), continuing with Goldman after its acquisition of SLK in September 2000. During his career of more than 18 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in finance.

Todd Alberico joined ETC in November 2020, having spent the past 14 years in ETF trading at Goldman Sachs, Cantor Fitzgerald, and, most recently, Virtu Financial. He spent most of that time focused on the Trading and Portfolio Risk Management of ETFs exposed to international and domestic equity. He has worked on several different strategies including lead market-making and electronic trading, to customer facing institutional business developing models for block trading as well as transitional trades. Mr. Alberico graduated from St. John’s University in NY with a Bachelor of Science degree in Finance.

Gabriel Tan joined ETC in May 2019 as an Associate Portfolio Manager and was promoted to Portfolio Manager in December 2020. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. During his time there, he developed comprehensive wealth management solutions focused on portfolio optimization, trust and estate planning, and tax planning.

The Statement of Additional Information for the Existing Fund dated January 1, 2021, provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of Existing Fund shares.

Other Service Providers

The table below provides a comparison of the New Fund and Existing Fund service providers:

	Existing Fund	New Fund
Investment Adviser	Exchange Traded Concepts LLC	Sprott Asset Management LP
Investment Sub-Adviser	None	ALPS Advisors, Inc.
Administrator	SEI Investments Global Funds Services	ALPS Fund Services, Inc.
Transfer Agent	Brown Brothers Harriman & Co.	State Street Bank and Trust Company
Fund Accountant	SEI Investments Global Funds Services	ALPS Fund Service, Inc.
Distributor	SEI Investments Distribution Co.	ALPS Distributors, Inc.
Custodian	Brown Brothers Harriman & Co.	State Street Bank and Trust Company
Index Provider	North Shore Indices, Inc.	North Shore Indices, Inc.
Index Calculation Agent	Indxx, LLC	Indxx, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Tait, Weller and Baker, LLP

Additional Information

ETCT and SFT are subject to certain information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by ETCT and SFT may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. These documents and other information also may be inspected at the offices of NYSE Arca, Inc., located at 11 Wall Street, Suite 1500, New York, NY 10005.

The Financial Highlights relating to the Existing Fund contained in its Annual Report for the fiscal year ended August 31, 2021, are attached as Appendix B to this Proxy Statement.

The Existing Fund will be the accounting survivor in connection with the Reorganization.

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ADDITIONAL INFORMATION ABOUT THE NEW FUND

The information below presents additional information about the New Fund.

Shareholder Information

General

The shares are issued or redeemed by the New Fund at NAV per Share only in Creation Unit size and only to Authorized Participants that have entered into agreements with the New Fund’s distributor. See “How to Buy and Sell Shares.”

Most investors buy and sell shares of the New Fund in secondary market transactions through brokers. Shares of the New Fund are listed for trading in the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per share price differential. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The New Fund trades on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares. Given that the New Fund’s shares can be issued and redeemed in Creation Units, the adviser believes that large discounts and premiums to NAV should not be sustained for long. The New Fund trades under the Exchange ticker symbol URNM.

Because the New Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the New Fund (bid) and the lowest price a seller is willing to accept for shares of the New Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Information on the New Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, on the New Fund’s website (www.sprottetfs.com).

Share prices are reported in dollars and cents per Share.

Investors may acquire shares directly from the New Fund, and shareholders may tender their shares for redemption directly to the New Fund, only in Creation Units of 25,000 shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the New Fund and is recognized as the owner of all shares for all purposes (except for tax purposes).

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the New Fund’s shares on the Exchange may differ from the New Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange disseminates the approximate value of shares of the New Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the New Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The New Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the New Fund does not make any warranty as to its accuracy.

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The NAV per Share for the New Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the New Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the New Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the New Fund’s NAV is not calculated and on which the New Fund does not effect sales, redemptions and exchanges of its shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 25,000 shares) directly with the New Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants”) with the Distributor, and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the New Fund, an investor must generally deposit a designated portfolio of equity securities included in each Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the New Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the Exchange. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the New Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on the New Fund, and thus decrease the New Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

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Orders must be placed in proper form by or through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of shares of the New Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the New Fund for the costs associated with buying the applicable securities. The New Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the New Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the New Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the Exchange is open for business. The New Fund’s custodian makes available immediately prior to the opening of business each day of the Exchange, through the facilities of the NSCC, the list of the names and the numbers of shares of the New Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). New Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the New Fund, the redemption proceeds consist of the New Fund Securities, plus cash in an amount equal to the difference between the NAV of shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the New Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the New Fund Securities have a value greater than the NAV of shares being redeemed, a compensating cash payment to the New Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the New Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the New Fund for the costs associated with selling the applicable securities. The New Fund may adjust these fees from time to time based on actual experience. The New Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the New Fund may, in its discretion, reject any such request.

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For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

New Fund shareholders are entitled to their share of the New Fund’s income and net realized gains on its investments. The New Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The New Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to New Fund shareholders as “income dividend distributions.” The New Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the New Fund). New Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through which the shares were purchased makes such option available.

Frequent Purchases and Redemptions

The New Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the New Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the New Fund issues and redeems their shares at NAV for a basket of securities intended to mirror the New Fund’s respective portfolio, plus a small amount of cash, and the New Fund’s shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the New Fund’s shareholders or (b) any attempts to market time the New Fund by its shareholders would result in negative impact to the New Fund or its shareholders.

Federal Income Taxation

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in the shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The New Fund makes distributions,

●	You sell your shares listed on the Exchange, and

●	You purchase or redeem Creation Units

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The New Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements applicable to regulated investment companies (“RICs”). In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the New Fund. Dividends paid out of the New Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

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Currently, the maximum U.S. federal income tax rate applicable to long-term capital gains of individuals is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the New Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the New Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the New Fund and net gains from redemptions or other taxable dispositions of New Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the New Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares, and as capital gain thereafter.

A distribution will reduce the New Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by the New Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the New Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the New Fund is eligible to and elects to pass through these taxes to them. If more than 50% of the New Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the New Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the New Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the New Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of the New Fund’s foreign income taxes.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the New Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax (and certain capital gain dividends may be subject to a 21% withholding tax), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The New Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. Currently, the backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.

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If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold shares.

Taxation of Fund Investments in Passive Foreign Investment Companies

Certain of the New Fund’s investments are expected to be in passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. The New Fund generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the New Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over the adjusted basis of such shares and as ordinary loss any decrease in such value. Gains realized with respect to a disposition of a PFIC that the New Fund has elected to mark to market will be ordinary income. By making the mark to market election, the New Fund may be required to recognize income in excess of the distributions that it receives from its investments. Accordingly, the New Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If the New Fund does not make the “mark to market” election with respect to an investment in a PFIC, the New Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of stock of, the PFIC which cannot be avoided by distributing such amounts to the respective New Fund’s shareholders.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the New Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on New Fund distributions, and sales of New Fund shares. Consult your personal tax advisor about the potential tax consequences of an investment in New Fund shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the New Fund, and such changes often occur.

Taxation of Fund Investments in MLPs

The New Fund may invest in certain master limited partnerships (“MLPs”) which may be treated as “qualified publicly traded partnerships.” Income from qualified publicly traded partnerships is qualifying income for purposes of the qualifying income requirements applicable to RICs, but the New Fund’s investment in one or more of such “qualified publicly traded partnerships” is limited under the asset requirements applicable to RICs to no more than 25% of the value of the New Fund’s assets. The New Fund will monitor its investments in such qualified publicly traded partnerships in order to ensure compliance with such requirements. MLPs and other partnerships that the New Fund may invest in will deliver Schedules K-1 to the New Fund to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that the New Fund issues its tax reporting statements. As a result, the New Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(4) of the Code may be eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership” as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The New Fund is not permitted to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the New Fund to pass through the special character of “qualified publicly traded partnership income” to its shareholders.

Disclosure of Portfolio Holdings

The New Fund’s portfolio holdings are disclosed each day on its website at www.sprottetfs.com. A description of the Trust’s policies and procedures with respect to the disclosure of the New Fund’s portfolio securities is available in the New Fund’s Statement of Additional Information.

Information About the Fund’s Index, the Index Provider and the Index Calculation Agent

The North Shore Global Uranium Mining Index was created on June 30, 2017 and is designed to measure the performance of companies that are involved in the mining, exploration, development, and production of uranium, and companies that hold physical uranium, uranium royalties, or other non-mining assets. As of December 15, 2021, the Index was comprised of 35 securities. As of December 15, 2021, the average market capitalization and one-year trading volume of the Index components were $940 million and $4.58 million, respectively.

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The Index Provider is not affiliated with Sprott Funds Trust (the “Trust”), the adviser, the sub-adviser the New Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates. The adviser has entered into a license agreement with the Index Provider pursuant to which the adviser pays a fee to use the Index. The adviser is sub-licensing rights to the Index to the New Fund at no charge.

The Index Provider has retained a third party, Indxx, LLC, to calculate the Index. Indxx, LLC is not affiliated with the Trust, the adviser, the sub-adviser, the New Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates.

Shares of the New Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the New Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the New Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares of the New Fund in connection with the administration, marketing, or trading of the shares of the New Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The adviser and sub-adviser do not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the adviser and sub-adviser shall have no liability for any errors, omissions or interruptions therein. The adviser and sub-adviser makes no warranty, express or implied, as to results to be obtained by the New Fund, owners of the shares of the New Fund or any other person or entity from the use of the Index or any data included therein. The adviser and sub-adviser make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the adviser and sub-adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

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INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The Plan provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares. Shares of the New Fund are shares of beneficial interest without par value in a newly created series of SFT under its Agreement and Declaration of Trust and By-Laws. Under its Agreement and Declaration of Trust and By-Laws, SFT may issue an indefinite number of shares of beneficial interest of the New Fund. Each share of the New Fund represents an equal proportionate interest with other shares of the New Fund. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the New Fund as authorized by the SFT Board. Shares of the New Fund entitle their holders to one vote per full share, and fractional votes for fractional shares, if any, held. Shares of the New Fund received by each shareholder of the Existing Fund in the Reorganization will be issued at NAV, will be fully paid and non-assessable. Shares of the New Fund have no subscription, preemptive or conversion rights. In the event of a liquidation or dissolution of SFT or the New Fund, shareholders of the New Fund are entitled to receive the assets available for distribution belonging to those shares of the New Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets, if any, not belonging to any particular fund which are available for distribution.

Immediately after the transfer of the Existing Fund’s assets and liabilities, the Existing Fund will make a liquidating distribution pro rata to its shareholders of record of all the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive the same number of full shares of the New Fund with the same aggregate net asset value as the shareholder had in the Existing Fund immediately before the Reorganization. Such distribution will be accomplished by the transfer of New Fund shares credited to the account of the Existing Fund on the books of the New Fund’s transfer agent. Each account will represent the respective pro rata number of shares of the New Fund shares due to the shareholders of the Existing Fund. All issued and outstanding shares of the Existing Fund will simultaneously be canceled on the books of the Existing Fund.

The New Fund does not currently issue certificates to shareholders. The Existing Fund shareholders will have the right to receive any unpaid dividends or other distributions that were declared by the Existing Fund with respect to shares held on the Closing Date. Following the Reorganization, the Existing Fund will be liquidated and terminated.

The Plan contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to both parties. The Plan provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Plan by the shareholders of the Existing Fund; and (ii) the receipt by ETCT and SFT of a tax opinion of counsel to the effect that the Reorganization will be tax-free to the Existing Fund and its shareholders. The Plan may be terminated at any time prior to the Closing Date of the Reorganization by mutual consent of the ETCT and SFT Boards. The ETCT Board may terminate the Plan if it determines that the consummation of the transactions contemplated by the Plan are not in the best interest of the Existing Fund’s shareholders.

If shareholders of the Existing Fund approve the proposed Reorganization, it will have the effect of approving an investment advisory agreement between SFT and SAM, on behalf of the New Fund and an investment sub-advisory agreement between SAM and ALPS Advisors, with respect to the New Fund. If shareholders of the Existing Fund do not approve the Reorganization, the ETCT Board may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including potential liquidation of the Existing Fund.

SFT believes that adding the New Fund to the Sprott lineup of products will result in a unique complement to the existing Sprott Physical Uranium Trust, which is the world’s largest physical uranium fund. Thus, investors will have two options at Sprott to invest and gain exposure in the uranium sector: (1) the New Fund, an ETF that owns securities of uranium mining companies (with a small percentage of direct physical uranium ownership); and (2) the Sprott Physical Uranium Trust, an exchange traded product (“ETP”) that directly owns uranium. Both the New Fund and the Sprott Physical Uranium Trust will mutually benefit from their combined branding and marketing. Existing Fund shareholders benefit to the extent the combination leads to increased assets.

Costs of Reorganization

The Existing Fund and the New Fund will not pay any costs related to the Reorganization. SAM will pay the expenses incurred by the Existing Fund and the New Fund in connection with the Reorganization, regardless of whether the Reorganization is consummated, including, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement and other proxy materials; (b) postage; (c) printing; (d) solicitation costs of the transaction; (e) accounting fees; (f) legal fees; and (g) other related administrative or operational costs. The estimated costs of the Reorganization are $330,000.

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Federal Income Tax Consequences

The combination of the Existing Fund and the New Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Code. If so, neither the Existing Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The tax basis of the New Fund shares received will be the same as the basis of the Existing Fund shares exchanged and the holding period of the New Fund shares received will include the holding period of the Existing Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a non-waivable condition to the closing of the Reorganization, ETCT and SFT will receive an opinion from counsel to that effect. The opinion of counsel states the following (capitalized terms in sections (a)-(i) below have the meaning ascribed to them in the Agreement and Plan of Reorganization):

(a)	The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities of the Existing Fund, followed by the Existing Fund’s distribution of the New Fund Shares pro rata to the Existing Fund shareholders actually or constructively in exchange for their Existing Fund Shares in complete liquidation of the Existing Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and the New Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund’s Assets to the New Fund solely in exchange for the New Fund Shares and the assumption by the New Fund of the Liabilities of the Existing Fund or upon the distribution (whether actual or constructive) of the New Fund Shares to the Existing Fund shareholders in exchange for their Existing Fund Shares.

(c)	Under Section 1032(a) of the Code, no gain or loss will be recognized by the New Fund upon the receipt of the Assets solely in exchange for the New Fund Shares and the New Fund’s assumption of the Liabilities of the Existing Fund.

(d)	Under Section 362(b) of the Code, the adjusted basis in each of the Existing Fund’s Assets acquired by the New Fund will be the same as the adjusted basis of such Assets to the Existing Fund immediately prior to the Reorganization.

(e)	Under Section 1223(2) of the Code, the holding period of the Assets of the Existing Fund in the hands of the New Fund will include the period during which those assets were held by the Existing Fund (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period).

(f)	Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Existing Fund shareholders upon the exchange of their Existing Fund Shares for the New Fund Shares in complete liquidation of the Existing Fund pursuant to the Reorganization.

(g)	Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the New Fund Shares received by each Existing Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Existing Fund Shares held by such shareholder immediately prior to the Reorganization.

(h)	Under Section 1223(1) of the Code, the holding period of the New Fund Shares received by each Existing Fund shareholder in the Reorganization will include the period during which the Existing Fund Shares exchanged therefor were held by such shareholder (provided the Existing Fund Shares were held as capital assets on the date of the Reorganization).

(i)	The New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the New Fund will be treated for purposes of section 381 of the Code just as the Existing Fund would have been treated if there had been no Reorganization, the tax attributes of the Existing Fund enumerated in Section 381(c) of the Code shall be taken into account by the New Fund as if there had been no Reorganization, and the taxable year of the Existing Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

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The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Nevertheless, the sale of securities by the Existing Fund prior to the Reorganization could result in taxable capital gains distribution prior to the Reorganization. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested.

As of August 31, 2021, the Existing Fund had federal tax short-term and long-term capital loss carryforwards of $79,773 and $0, respectively.

Capitalization

The following table sets forth, as of December 15, 2021: (i) the unaudited capitalization of the Existing Fund and (ii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Existing Fund and changes in NAV.

	Existing Fund Shares	Pro Forma New Fund Shares
Net Assets	754,201,908.98	754,201,908.98
Shares Outstanding	9,875,000.00	9,875,000.00
Net Asset Value per Share	76.37	76.37

ETCT Board’s Considerations Relating to the Reorganization

At a meeting of the ETCT Board held on November 22, 2021, ETC and SAM recommended that the Board approve the Reorganization. At the meeting, ETC and SAM explained to the Board that the Reorganization may benefit shareholders of the Existing Fund because of SAM’s expertise with investments relating to metals and mining, including uranium, and SAM’s plan to aggressively promote and grow the New Fund. The Trustees reviewed detailed information regarding the Reorganization from the point of view of the interests of the Existing Fund and its shareholders. After careful consideration of the recommendation, and based on the factors set forth below, the Trustees unanimously determined that the Reorganization would be in the best interests of the Existing Fund and its shareholders, approved the Plan, and recommend that Existing Fund shareholders vote to approve the Plan.

In determining to recommend the Reorganization to shareholders, the Trustees considered, among other things:

●	the terms of the Reorganization including the anticipated tax-free nature of the transaction for the Existing Fund and its shareholders;

●	that the investment objective of the New Fund, including the index it tracks, is the same as that of the Existing Fund and the principal investment strategies of the new Fund are substantially similar to those of the Existing Fund;

●	that the management fee and total annual operating expenses of the New Fund are the same of those of the Existing Fund;

●	that the investment adviser and investment sub-adviser of the New Fund have experience managing investment companies that invest in metals and mining companies;

●	that the Existing Fund and New Fund will not bear the costs of the Reorganization;

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●	that the aggregate NAV of the shares that shareholders of the Existing Fund will receive in the Reorganization will equal the aggregate NAV of the shares that shareholders owned immediately prior to the Reorganization and that shareholders’ interests will not be diluted as a result of the Reorganization; and

●	that the Reorganization will be submitted to the shareholders of the Existing Fund for their approval.

Based on the foregoing, the Board concluded that the Existing Fund’s participation in the Reorganization would be in the best interests of the Existing Fund and its shareholders. The Board, including those members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously recommends that shareholders of the Existing Fund approve the Plan and the transactions it contemplates.

General Shareholder Rights

The following table provides an overview of the rights of shareholders of the Existing Fund and the New Fund. The table provides only a summary of certain rights of shareholders of the Existing Fund and the New Fund under their respective governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

Existing Fund	New Fund
General	General
ETCT is an open-end management investment company that was established as a statutory trust under Delaware law pursuant to a Certificate of Trust, dated July 17, 2009, as amended on July 15, 2011, and operates pursuant to an Amended and Restated Agreement and Declaration of Trust, dated October 3, 2011, as may be amended from time to time.	SFT is an open-end management investment company that was established as a statutory trust under Delaware law pursuant to a Certificate of Trust, dated January 2, 2018, as amended on September 6, 2019, and operates pursuant to an Agreement and Declaration of Trust, dated January 3, 2018, as may be amended from time to time.
Shares	Shares
ETCT is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series. Shareholders have no preemptive or appraisal rights, and the trustees have authority to provide exchange rights. The assets and liabilities of a series belong only to that series.	SFT is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series. Shareholders have no preemptive or appraisal rights, and the trustees have authority to provide exchange rights. The assets and liabilities of a series belong only to that series.
Voting Requirements	Voting Requirements
All shares of ETCT entitled to vote on a matter shall vote without differentiation between the separate series (or classes) on a one vote per whole share (and a fractional vote for each fractional share) basis; provided, however, if a matter to be voted on affects only the interests of certain series (or class of a series), then only the shareholders of such affected series (or class) shall be entitled to vote on the matter, separated by series and, if applicable, by class, on the same one vote per each whole share (and a proportional fractional vote for each fractional Share). There shall be no cumulative voting in the election of trustees.

Each whole share shall entitle the holder thereof to one vote as to any matter on which the holder in entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election or removal of trustees or on any other matter submitted to a vote of the shareholders.

On any matter submitted to a vote of the shareholders of SFT, all shares of all series and classes then entitled to vote shall be voted in the aggregate, except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

Shareholder Meetings	Shareholder Meetings

ETCT is not required to hold annual meetings of shareholders.

Meetings of the shareholders may be called by the trustees (i) for the election or removal of trustees as provided in the Declaration of Trust, and (ii) with respect to such additional matters relating to ETCT as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and (iii) on such other matters as the trustees may consider necessary or desirable.

SFT is not required to hold an annual meeting of shareholders.

Meetings of the shareholders of SFT or any one or more series or classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders as described in the Declaration of Trust or upon any other matter deemed by the trustees or the president to be necessary or desirable.

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A meeting of shareholders for the purpose of electing or removing one or more trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of ETCT in the aggregate.

A meeting of shareholders for the purpose of electing or removing one or more trustees may be called by a majority of the independent trustees or the president.

Election of Trustees	Election of Trustees
Shareholders are entitled to elect trustees as required by the 1940 Act. Shareholders may call a meeting (as described above) to elect trustees.	Shareholders are not entitled to elect trustees except as required by the 1940 Act.
Removal of Trustees	Removal of Trustees
Any trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares. Shareholders may call a meeting (as described above) to remove trustees.	Trustees may only be removed by shareholders to the extent allowed under the 1940 Act.
Indemnification	Indemnification
The Declaration of Trust is silent on indemnification, but under Delaware statutory trust laws, this shall not be construed to deprive any shareholder of any right to indemnity that is otherwise available to such person under the laws of Delaware.	SFT will indemnify any shareholder or former shareholder of any series that is held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions; provided however that there shall be no liability or obligation of SFT or any series arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of SFT assets.
Amendments to Governing Documents	Amendments to Governing Documents
The trustees may amend the Declaration of Trust without the approval of shareholders, provided shareholder approval is required to adopt any amendments that would adversely affect to a material degree the rights and preferences of the shares of any series (or class).	The trustees may amend documents without a vote of shareholders, however shareholders have the right to vote on any amendment that is required to be approved by shareholder, and no amendment may impair indemnification rights given under the Declaration of Trust.
Termination or Reorganization of Trust	Termination or Reorganization of Trust
Shareholder approval is not required for termination or reorganization of ETCT or a series of ETCT, except as required by applicable federal and state law.	Shareholder approval is not required for termination or reorganization of a series of SFT, except as required by applicable federal and state law.
Shareholder Suits and Derivative Actions	Shareholder Suits and Derivative Actions
Shareholders may bring suits and derivative actions to the extent allowed by the Delaware statutory trust laws.	No action may be brought by a shareholder on behalf of SFT unless shareholders owning no less than a majority of the then outstanding shares, or series or class thereof, join in the bringing of such action. A shareholder shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other series or any other class or on behalf of the shareholders in any other series or any other class of SFT than the series or class of shares owned by such shareholder.

VOTING MATTERS

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the ETCT Board in connection with the Special Meeting to be held on February 23, 2022, at 11:00 a.m. Eastern Time at the offices of Exchange Traded Concepts, LLC, 295 Madison, Avenue, New York, New York 10017. This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Existing Fund on or about January 24, 2022. It is expected that the solicitation of proxies will be by mail and telephone. The solicitation also may include electronic communications. AST Fund Solutions, LLC has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $100,000, exclusive of printing costs.

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The close of business on December 15, 2021 has been established as the record date (the “Record Date”) for determining the shareholders of the Existing Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.

Voting Rights and Required Vote

Each shareholder of the Existing Fund is entitled to one vote for each full share held and fractional votes for fractional shares, if any. The holders of 1/3 of the outstanding shares of the Existing Fund entitled to vote at the Special Meeting, present in person or by proxy, shall constitute a quorum. The Reorganization can be approved only by the affirmative “vote of a majority of the outstanding voting securities” of the Existing Fund, as such phrase is defined in the 1940 Act. Assuming a quorum is present at the meeting, the “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities. Approval of a proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Reorganization requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.

If you wish to participate in the Special Meeting, you may submit the proxy card included with this Proxy Statement, or attend in person.

If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy card. Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the secretary of ETCT at the address set forth on the cover page of this Proxy Statement, or by attending the Special Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

Shares as to which a proxy card is returned by a shareholder but which is marked “abstain” or “withhold” on the proposal will be included in the Existing Fund’s tabulation of the total number of votes present for purposes of determining a quorum and will be treated as votes against the proposal. For shares held by brokers or nominees, if the beneficial owner of the shares does not provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner’s shares and accordingly such shares will not count as present for purposes of quorum, or as votes cast.

If shareholders of the Existing Fund do not approve the Reorganization, the ETCT Board may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including potential liquidation of the Existing Fund.

A shareholder of the Existing Fund who objects to the proposed Reorganization will not be entitled under either Delaware law to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes.

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ETCT does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of ETCT at the address set forth on the cover of this Proxy Statement so that they will be received by ETCT in a reasonable period of time prior to that meeting.

ETCT intends to hold the Special Meeting in person. However, ETCT is sensitive to the public health and travel concerns its shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, ETCT may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. ETCT plans to announce any such updates on our proxy website https://vote.proxyonline.com/etc/docs/uranium2021.pdf, and ETCT encourages shareholders to check this website prior to the Special Meeting if a shareholder plans to attend.

Record Date and Outstanding Shares

Only shareholders of record of the Existing Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof. Shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share, if any, of the Existing Fund that they hold as of the Record Date. At the close of business on the Record Date, there were 9,875,000.00 shares outstanding and entitled to vote.

The votes of the shareholders of the New Fund are not being solicited because their approval or consent is not necessary for the approval of the Reorganization. At the close of business on the Record Date, there were no New Fund shares outstanding.

Share Ownership

As of the date of this Proxy Statement, the New Fund had no shares outstanding. Although ETCT does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of the Record Date, the name and percentage ownership of each DTC Participant that owned 5% or more of the outstanding shares of the Existing Fund is set forth in the table below. Shareholders having more than 25% beneficial ownership of the Existing Fund’s outstanding shares may be in control of the Existing Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of the Record Date, the Trustees and officers of ETCT owned less than 1% of the outstanding shares of the Existing Fund.

Name	% Ownership of Existing Fund
NATIONAL FINANCIAL SERVICES LLC	14%
CHARLES SCHWAB & CO., INC.	14%
CITIBANK, N.A.	9%
TD AMERITRADE CLEARING, INC.	8%
INTERACTIVE BROKERS RETAIL EQUITY CLEARING	6%
BOFA SECURITIES, INC	5%
BROWN BROTHERS HARRIMAN & CO.	5%

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to ETCT at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120 and by calling (405) 778-8377.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET. INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY CARD.

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of January 18, 2022  by and between Sprott Funds Trust (“SFT”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 200 Bay Street, Suite 2600, Toronto, Ontario M5J2J1, on behalf of its investment portfolio, Sprott Uranium Miners ETF (the “Acquiring Fund”), and Exchange Traded Concepts Trust (“ETCT”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, on behalf of its investment portfolio, North Shore Global Uranium Mining ETF (the “Acquired Fund”). Other than the Acquiring Fund and the Acquired Fund, no other series of either SFT or ETCT are parties to this Agreement. Sprott Asset Management LP (“Sprott”), a limited partnership formed under the laws of the Province of Ontario, Canada, joins this Agreement solely for the purposes of Sections 3.2, 7.4, 8.3, 9.2 and 10.2. Exchange Traded Concepts, LLC (“ETC”), an Oklahoma limited liability company, joins this Agreement solely for the purposes of Sections 8.3, 9.2 and 10.2.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated under Section 368 of the Code. The reorganization contemplated by this Agreement (“Reorganization”) will consist of (i) the transfer of all of the assets, property and goodwill as set forth in Section 1.2 of this Agreement (“Assets”) of the Acquired Fund in exchange solely for voting shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Obligations (as hereinafter defined) of the Acquired Fund; and (iii) the distribution, after the closing date provided in Section 3.1 (the “Closing Date”), of Acquiring Fund Shares and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund is a shell series, without assets or liabilities, created for the purpose of acquiring the Assets and assuming the Obligations (as defined below) of the Acquired Fund.

The parties hereto therefore covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION BY THE ACQUIRING FUND OF OBLIGATIONS AND LIQUIDATION OF THE ACQUIRED FUND.

1.1	Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)	ETCT, on behalf of the Acquired Fund, agrees to assign, convey, deliver and otherwise transfer to the Acquiring Fund, and SFT, on behalf of the Acquiring Fund, will acquire, on the Closing Date, all of the Assets of the Acquired Fund, as set forth in Section 1.2.

(b)	SFT, on behalf of the Acquiring Fund, shall, on the Closing Date, (i) issue and deliver to the Acquired Fund the number of Acquiring Fund Shares determined by dividing (A) the amount of the assets of the Acquired Fund attributable to the Acquiring Fund Shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Acquiring Fund Share, computed in the manner set forth in Section 2.3, and (ii) assume, with respect to the Acquiring Fund, all of the Acquired Fund’s liabilities and obligations (the “Obligations”). Such transactions shall take place at the closing provided for in Section 3 (the “Closing”). The Acquired Fund shall use its best efforts to discharge all of its Obligations prior to the Closing consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) and to continue to manage the day-to-day operations of the Acquired Fund without disruption to shareholders.

(c)	Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by it. Each shareholder of the Acquired Fund shall be entitled to receive that number of Acquiring Fund Shares equal to the value of the Acquired Fund shares immediately prior to the Closing.

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1.2	The Assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, commodities and futures interests, dividends and all receivables for shares sold and all other assets which are owned by the Acquired Fund on the Closing Date. The Acquired Fund will use commercially reasonable efforts to identify and discharge all of its accrued fees and expenses and payables for securities transactions (consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of the Acquired Fund Prospectus) or for share redemptions prior to the Closing Date.

1.3	As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable, ETCT agrees that the Acquired Fund will liquidate and distribute to its shareholders of record the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1 (such date, the “Liquidation Date”). Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective number of Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4	As soon as practicable after the Closing Date, ETCT agrees that the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation, dissolution and termination of its registration with the Securities and Exchange Commission (the “Commission”) and NYSE Arca, Inc. ETCT further agrees that any reporting responsibility relating to such liquidation of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of ETCT and the Acquired Fund, up to and including the Closing Date and thereafter.

1.5	Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Acquired Fund or the Acquiring Fund shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of ETCT or SFT generally, and, for clarity, under no circumstances will any other series of ETCT or SFT have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.	VALUATION.

2.1	On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Acquiring Fund Shares determined as provided in Section 1.

2.2	The value of the Acquired Fund’s Assets and liabilities to be acquired by the Acquiring Fund shall be computed using the valuation procedures of ETCT adopted by the Board of Trustees of ETCT (the “ETCT Board”) in effect as of the Closing Date, as of the close of regular trading on the New York Stock Exchange, on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”), unless any event set forth in Section 3.3 hereof occurs, in which case the Valuation Date shall be postponed as provided for in Section 3.3.

2.3	The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures of SFT adopted by the Board of Trustees of SFT (the “SFT Board”) (in effect as of the Closing Date) which are agreed to be equivalent to those described in Section 2.2, above.

2.4	SFT agrees that the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder to its shareholders as contemplated by Section 1.1, by redelivering such share deposit receipt to SFT’s transfer agent which will as soon as practicable open accounts for Acquired Fund shareholders.

2.5	The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, unless the securities in respect of which such distribution is made shall have gone “ex” prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

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3.	CLOSING AND CLOSING DATE.

3.1	The Closing Date shall be on or about February 25, 2022 or any such other date as the parties may agree. The Closing shall be effective as of 9:30 A.M. Eastern Time on the Closing Date for all accounting, tax and other financial reporting purposes. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on NYSE Arca, Inc., on the Closing Date, unless otherwise agreed to by the parties.

3.2	On the Closing Date, the Assets of the Acquired Fund, including all of its cash and other assets described in Section 1.2, shall be delivered by ETCT to State Street Bank and Trust Company, the custodian for the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund, and all portfolio securities shall be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”). The cash delivered shall be transferred to the account of the Acquiring Fund at the Custodian in a manner acceptable to SFT. Sprott shall be responsible for paying any and all necessary taxes in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps and/or financial transaction taxes. Neither ETCT nor the Acquired Fund shall be responsible for the payment of any such taxes or fees.

3.3	In the event that on the Valuation Date (a) the New York Stock Exchange, shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange, or elsewhere shall be disrupted, in a manner set forth in the Acquired Fund Prospectus , so that accurate appraisal of the values of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of SFT or ETCT upon the giving of written notice to the other party.

3.4	On the Closing Date, the Acquiring Fund Shares issuable pursuant to Section 1.1 shall promptly be credited by the Acquiring Fund to the Acquired Fund’s account on the books of the Acquiring Fund.

3.5	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of Obligations, and liquidation contemplated by Section 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1	Representations and Warranties of ETCT, on behalf of the Acquired Fund. ETCT, on behalf of the Acquired Fund, represents and warrants the following to SFT as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	ETCT is a statutory trust created under the laws of the State of Delaware.

(b)	The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and meets the definition of “exchange-traded fund” as defined in Rule 6c-11 under the 1940 Act.

(c)	ETCT is duly registered under the 1940 Act as a management company of the open-end type and the issued and outstanding shares of the Acquired Fund have been duly registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.

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(d)	The Acquired Fund is a separate series of ETCT duly constituted in accordance with the applicable provisions of the Declaration of Trust of ETCT and the 1940 Act and other applicable law.

(e)	The Acquired Fund is not in violation in any material respect of any material provisions of ETCT’s Declaration of Trust or code of regulations or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(f)	The Acquired Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act, the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to any of ETCT or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)	At the Closing Date, the Acquired Fund will have good and marketable title to its Assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(h)	Except as has been disclosed on Schedule II, if applicable, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of ETCT or the Acquired Fund, threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby and ETCT agrees to provide a representation letter to that effect.

(i)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes caused by changes in market conditions generally or those occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness (other than in the ordinary course of business). For the purposes of this subparagraph (i), (i) distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business and (ii) the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

(j)	(A) All federal, state, foreign and other returns, dividend and information reporting forms and other Tax (as defined below) related reports of the Acquired Fund required by applicable law to have been filed by or with respect to the Acquired Fund on or prior to the Closing Date have been or shall be filed in a timely manner, or in the case of reporting organizational actions affecting the basis of securities, timely posted in an area of a public website dedicated to this purpose, and are or will be true, correct and complete as of the time of their filing in all material respects and accurately state the amount of Tax (if any) owed for the periods covered by such returns, forms and reports, or, in the case of dividend and information reporting forms, the amount and character of income or other information required to be reported by the Acquired Fund, (B) all Taxes shown as due or required to be shown as due on such returns, forms and reports, or any other Taxes due, and any interest and/or penalties, shall have been paid or provision shall have been made on the Acquired Fund’s books for the payment thereof, (C) the Acquired Fund is not under audit and no assessment for Taxes has been asserted in writing with respect to Acquired Fund, (D) there are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Acquired Fund, (E) there are no levies, liens or encumbrances relating to Taxes existing, or threatened in writing, with respect to the assets of the Acquired Fund, (F) the amounts set up as provisions for Taxes in the books and records of the Acquired Fund as of the close of business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquired Fund for any periods or fiscal years prior to and including the close of business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the close of business on the Valuation Date that are attributable to any such period or fiscal year, and (G) the Acquired Fund has materially complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8, as applicable, and its obligations as a withholding agent. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem, fees, assessments, charges or other taxes, stamp taxes and duties, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

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(k)	The Acquired Fund has elected to be treated as a “regulated investment company” (“RIC”) under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code. The Acquired Fund is a “fund” as defined in Section 851(g) of the Code, has qualified for all taxable years since inception as a RIC, and has complied or will comply in all material respects with all provisions of applicable law necessary to preserve and retain such qualification and will continue to so qualify at all times through the Closing Date.

(l)	The authorized capital of ETCT consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Trustees of ETCT may authorize from time to time. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable (except as set forth in the Acquired Fund Prospectus) by ETCT, and will have been issued in material compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)	The Acquired Fund’s investment operations, from inception to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, as in effect from time to time, except, if applicable, as previously disclosed in writing to SFT and attached hereto.

(n)	The execution, delivery and performance of this Agreement have been duly authorized by the Trustees of ETCT and by all other necessary action on the part of ETCT and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof. Subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of ETCT, on behalf of the Acquired Fund, enforceable against ETCT and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(o)	Any information provided in writing by ETCT in respect of the Acquired Fund or by the Acquired Fund for use, to the extent applicable, in the proxy statement of the Acquired Fund (the “Proxy Statement/Prospectus”), to be included in a Registration Statement on Form N-14 of SFT (the “Registration Statement”), does not, and from the date provided through and until the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by ETCT, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, the rules and/or regulations of NYSE Arca, Inc., and/or state securities or Blue Sky laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

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(q)	As of the Closing Date, ETCT and the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof, other than such restrictions as might arise under the 1933 Act or which were previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its portfolio investments as of August 31, 2021, as supplemented with such changes as Acquired Fund shall make after August 31, 2021, which changes shall be disclosed to SFT and the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(r)	The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to SFT and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(s)	To the best of ETCT’s and the Acquired Fund’s knowledge and without independent investigation, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in material conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in material conformity with such laws. There have been no known miscalculations of the net asset value of the Acquired Fund or the net asset value per share of the Acquired Fund which would have a material adverse effect on the Acquired Fund at the time of this Agreement or on the Acquired Fund’s Assets at the time of this Agreement.

(t)	The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder.

(u)	The Acquired Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or Tax return.

(v)	Neither ETCT nor the Acquired Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(w)	The Acquired Fund has not changed its taxable year end since its inception, nor does it intend to change its taxable year end prior to the Closing.

(x)	Neither ETCT nor the Acquired Fund has received written notification from any taxing authority that asserts a position contrary to any of the above Tax representations.

4.2	Representations and Warranties of SFT, on behalf of the Acquiring Fund. SFT, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund and ETCT as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	SFT is a statutory trust created under the laws of the State of Delaware and is validly existing and in good standing under the laws of that State.

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(b)	The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business.

(c)	SFT is duly registered under the 1940 Act as a management company of the open-end type and the issued and outstanding shares of the Acquiring Fund have been or will be duly registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

(d)	As of the Closing Date, the Acquiring Fund will be a separate series of SFT duly constituted in accordance with the applicable provisions of the Declaration of Trust of SFT and the 1940 Act and other applicable law.

(e)	As of the Closing Date, the Acquiring Fund will not be in violation in any material respect of any material provisions of SFT’s Declaration of Trust or bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(f)	As of the Closing Date, the Acquiring Fund’s current prospectus and statement of additional information (collectively, the “Acquiring Fund Prospectus”) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to SFT or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)	Except as has been disclosed on Schedule III, if applicable, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of SFT or the Acquiring Fund, threatened as to the Acquiring Fund or any of their respective properties or assets or any person whom the Acquiring Fund may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(h)	Immediately prior to the Closing Date, the Acquiring Fund will have no assets or liabilities, contingent or otherwise and will have not conducted any investment operations.

(i)	The Acquiring Fund was established in order to effect the transactions described in this Agreement. The Acquiring Fund has not yet filed its first federal income tax return and thus has not yet elected to be treated as a RIC for federal income tax purposes. However, upon filing its first federal income tax return following the completion of its first taxable year, the Acquiring Fund will elect to be a RIC and, from the beginning of its first taxable year, will take all steps necessary to ensure that it qualifies and will be treated as a “regulated investment company” under Sections 851 and 852 of the Code.

(j)	The authorized capital of SFT consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the SFT Board may authorize from time to time. All issued and outstanding shares of the Acquiring Fund, including the Acquiring Fund Shares issued hereunder, are, and at the Closing Date will be, validly issued, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by SFT, and will have been issued in material compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(k)	On the Closing Date, the Acquiring Fund will be a newly created series of SFT, without assets or liabilities, formed for the sole purpose of receiving the Assets, and assuming the Obligations of, the Acquired Fund in connection with the Reorganization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements, or issued any shares except those issued in a private placement to an affiliate of the Acquiring Fund to secure any required initial shareholder approvals.

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(l)	The execution, delivery and performance of this Agreement have been duly authorized by the SFT Board and by all other necessary action on the part of SFT and the Acquiring Fund and constitutes the valid and binding obligation of the Acquiring Fund enforceable against SFT and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(m)	As of the effective date of the Registration Statement, through and until the Closing Date, the Proxy Statement/Prospectus, including the documents contained or incorporated therein by reference, insofar as it relates to SFT and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

(n)	All books and records of the Acquiring Fund made available to ETCT and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and/or regulations of NYSE Arca, Inc., and/or state securities or Blue Sky laws.

(p)	Neither SFT nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(q)	As of the Closing Date, no federal, state or other Tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other Taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any Tax liabilities or Tax attributes. Consequently, as of the Closing Date, the Acquiring Fund will not have any Tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local Tax authority for Taxes in excess of those already paid.

(r)	The Acquiring Fund is, and will be at the time of Closing, a shell series created for the purpose of acquiring the Assets and assuming the Obligations of the Acquired Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a RIC prior to its commencement of investment operations); (ii) will not have held any property, and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Acquired Fund immediately prior to the Reorganization and (iii) will not have prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund. Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund shares.

5.	COVENANTS OF THE PARTIES.

5.1	ETCT covenants that the Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities, creation and redemption transactions of the Acquired Fund shares with Authorized Participants, and regular and customary periodic dividends and distributions. SFT covenants that Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations, including holding and redeeming the initial investment of the initial shareholder of the Acquiring Fund prior to the Closing Date).

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5.2	ETCT will either call a meeting of shareholders for the Acquired Fund to be held prior to the Closing Date to consider and act upon this Agreement and the transactions contemplated herein, including the liquidation of the Acquired Fund, or solicit the written consent of the shareholders with respect to such transaction and take all other reasonable action necessary to obtain the required shareholder approval of the transaction contemplated hereby.

5.3	In connection with the Acquired Fund shareholders’ meeting or written consent, as the case may be, referred to in Section 5.2, SFT will prepare the Registration Statement and Proxy Statement/Prospectus for such meeting, which SFT will file for registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act, provided, however, that neither SFT nor the Acquiring Fund shall be responsible for the accuracy or completeness of information relating to ETCT or the Acquired Fund that was furnished by ETCT or the Acquired Fund for use therein.

5.4	Each of ETCT, the Acquired Fund, SFT and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Proxy Statement/Prospectus. Without limiting the foregoing, ETCT and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

5.5	Subject to the provisions of this Agreement, ETCT, the Acquired Fund, SFT and the Acquiring Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things, reasonably necessary, proper or advisable to cause the conditions to the other parties’ obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6	ETCT will, as promptly as practicable, but in any case within sixty days after the Closing Date, provide SFT with:

(a)	A statement of the respective adjusted tax basis of all Assets to be transferred by the Acquired Fund to the Acquiring Fund;

(b)	A copy of any other Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a) of the Treasury Regulations) required by law to be filed by Acquiring Fund after the Closing;

(c)	All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

(d)	A management representation letter directed to, and in the form and manner acceptable to, SFT and its independent registered public accounting firm, Tait, Weller & Baker LLP (“TWB”), covering the period from the end of the Acquired Fund most recent fiscal year end through the Closing Date, for the purposes of permitting SFT to issue its own management representation letter to TWB, in connection with the audit of the Acquiring Fund’s financial statements.

(e)	A letter from counsel directed to, and in the form and manner acceptable to, SFT and TWB, that confirms (i) such party has no knowledge of any litigation, claim, or assessment against the Acquired Fund from the date of the Acquired Fund’s most recent fiscal year end through the Closing Date, that constitutes a loss contingency (as defined by ASC 450 Contingencies) that is required to be disclosed or recorded in the Acquired Fund’s financial statements; and, (ii) there has been no knowledge of or advice given to the Acquired Fund related to the existence of any unasserted claim that is material to the presentation of such fund’s financial statements and which, in such counsel’s opinion, is probably or reasonably possible of assertion and should be so recorded or disclosed in accordance with ASC 450.

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5.7	As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by ETCT’s President and Treasurer.

5.8	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or Blue Sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.9	ETCT shall cause the liquidation and termination of the Acquired Fund to be effected in the manner provided in ETCT’s Declaration of Trust and By-Laws in accordance with applicable law and, on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

5.10	ETCT shall timely file or cause to be timely filed all Tax returns required to be filed (including extensions) with respect to the Acquired Fund for tax periods ending on or before the Closing Date, and SFT shall timely file or cause to be timely filed all Tax returns required to be filed with respect to the Acquired Fund and any Tax returns required to be filed with respect to the Acquiring Fund for any period ending after the Closing Date; provided, however, ETCT shall file with the relevant taxing authorities, and make available to SFT, promptly after filing, all income Tax returns (e.g., Form 1120-RIC) required to be filed by the Acquired Fund for their fiscal year ended August 31, 2021.

5.11	ETCT and the Acquired Fund will not acquire Acquiring Fund Shares with a view towards distribution of such shares other than to the shareholders of the Acquired Fund.

5.12	[Reserved].

5.13	The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the Assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

5.14	It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF SFT AND THE ACQUIRING FUND.

The respective obligations of SFT and the Acquiring Fund to complete the transactions provided for herein with respect to the Reorganization shall be subject, at their election, to the performance by ETCT, on behalf of itself and the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to the Reorganization:

6.1	ETCT, on behalf of the Acquired Fund, shall have delivered to SFT a certificate executed on its behalf by ETCT’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance reasonably satisfactory to SFT and dated as of the Closing Date, to the effect that the representations and warranties of ETCT and the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that ETCT and the Acquired Fund have complied in all material respects with all the covenants and agreements and satisfied all of the conditions on the parts to be performed or satisfied in all material respects by them under this Agreement at or prior to the Closing Date.

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6.2	ETCT shall have furnished to SFT (i) a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments, all as of the Valuation Date, and (ii) a certificate of ETCT’s President or any Vice President and Treasurer or any Assistant Treasurer, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the last day of the Acquired Fund’s most recently completed fiscal year (other than changes caused by changes in market conditions generally and those occurring in the ordinary course of business).

6.3	ETCT shall have furnished to SFT a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of ETCT, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request within a reasonable time prior to the Closing Date.

6.4	ETCT’s custodian shall have delivered to SFT a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.5	SFT, on behalf of the Acquiring Fund or its designated agent, shall have received from ETCT a record specifying the number of shares of the Acquired Fund outstanding as of the Valuation Date.

6.6	SFT shall have received a favorable opinion of counsel to ETCT, with respect to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to SFT, substantially to the following effect:

(a)	ETCT is a statutory trust validly existing and in good standing under the laws of the State of Delaware, and the Acquired Fund is a separate series of ETCT duly constituted under the Declaration of Trust and By-Laws of ETCT.

(b)	The Agreement has been duly authorized, executed and delivered by ETCT, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and binding obligation of the Acquired Fund, enforceable against ETCT and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)	To the knowledge of such counsel, under the laws of the State of Delaware and the federal laws of the United States, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained by ETCT or the Acquired Fund in connection with the execution and delivery of the Agreement or the consummation of the Reorganization, except (i) such as have been obtained or made prior to the date hereof or (ii) such as may be required under state securities or Blue Sky laws (as to which counsel to ETCT expresses no opinion).

(d)	The execution and delivery of this Agreement by ETCT, on behalf of the Acquired Fund, did not, and the performance by ETCT and the Acquired Fund of their obligations hereunder will not, violate ETCT’s Declaration of Trust, By-Laws, or any material contract of ETCT listed in the Acquired Fund’s current registration statement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF ETCT AND THE ACQUIRED FUND.

The respective obligations of ETCT and Acquired Fund to complete the transactions provided for herein with respect to the Reorganization shall be subject, at its election, to the performance by SFT, on behalf of itself and the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to the Reorganization:

7.1	SFT shall have delivered to ETCT a certificate executed on its behalf by SFT’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance satisfactory to ETCT and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that SFT has complied in all material respects with all the covenants and agreements and satisfied all of the conditions to be performed or satisfied in all material respects by it under this Agreement at or prior to the Closing Date.

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7.2	SFT, on behalf of the Acquiring Fund, shall have executed and delivered to ETCT an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Obligations of the Acquired Fund existing at the Valuation Date in accordance with Section 1 hereof in connection with the transactions contemplated by this Agreement.

7.3	ETCT shall have received a favorable opinion of counsel to SFT, with respect to the Acquiring Fund, for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to ETCT, substantially to the following effect:

(a)	SFT is a statutory trust validly existing and in good standing under the laws of the State of Delaware, and the Acquiring Fund is a separate series of SFT duly constituted under the Declaration of Trust and Bylaws of SFT.

(b)	The Agreement has been duly authorized, executed and delivered by SFT, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and binding obligation of the Acquiring Fund, enforceable against SFT and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)	Assuming that consideration therefor of not less than the net asset value thereof has been paid, the shares of the Acquiring Fund to be issued and delivered to the Acquired Fund on behalf of the shareholders of the Acquired Fund as provided by the Agreement are duly authorized and, upon such issuance and delivery, will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in the Acquiring Fund (except as described in the Registration Statement), and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof pursuant to the laws of the State of Delaware and the federal laws of the United States or SFT’s Declaration of Trust or Bylaws.

(d)	To the knowledge of such counsel, under the laws of the State of Delaware and the federal laws of the United States, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained by SFT or the Acquiring Fund in connection with the execution and delivery of the Agreement or the consummation of the Reorganization, except (i) such as have been obtained or made prior to the date hereof or (ii) such as may be required under state securities or Blue Sky laws (as to which counsel to SFT expresses no opinion).

(e)	The execution and delivery of this Agreement by SFT, on behalf of the Acquiring Fund, did not, and the performance by SFT and the Acquiring Fund of their obligations hereunder will not, violate SFT’s Declaration of Trust, Bylaws, or any material contract of SFT listed in the Acquiring Fund’s current registration statement.

7.4	Prior to the Closing, (a) the trustees of SFT shall have authorized the issuance of, and the Acquiring Fund shall have issued, one share to the initial shareholder in consideration of the payment of an amount determined by the officers of SFT, and (b) each of Sprott and the initial shareholder(s) (as the sole initial shareholder(s)) shall have approved the investment advisory agreement between SFT, on behalf of the Acquiring Fund, and Sprott and then redeemed its shares.

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8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

With respect to the Reorganization, the respective obligations of SFT and the Acquiring Fund and ETCT and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1	This Agreement shall have been approved by the shareholders of the Acquired Fund in the manner required by ETCT’s Declaration of Trust, By-Laws and applicable law, and the parties shall have received reasonable evidence of such approval.

8.2	[Reserved].

8.3	On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding instituted by anyone other than ETCT, SFT, ETC or its affiliates or Sprott or its affiliates shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission, NYSE Arca, Inc., and of state Blue Sky and securities authorities) deemed necessary by ETCT or SFT to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.5	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6	The post-effective amendment to the registration statement of SFT on Form N-1A relating to shares of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.7	ETCT and SFT shall have received an opinion of Thompson Hine LLP, dated on the Closing Date (which opinion will be subject to certain qualifications) and satisfactory to both parties, substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by SFT and ETCT in certificates delivered to each other and to Thompson Hine LLP, as to the Acquired Fund and the Acquiring Fund:

(a)	The Reorganization as described in Section 1 hereof will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)	Under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all Obligations of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation.

(c)	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Obligations of the Acquired Fund.

(d)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as Acquired Fund’s tax basis immediately prior to the transfer.

(e)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding period of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will include the period during which such asset was held or treated for federal income tax purposes as held by the Acquired Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

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(f)	Under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of their shares of the Acquired Fund for Acquiring Fund Shares in complete liquidation of the Acquired Fund pursuant to the Reorganization.

(g)	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization.

(h)	Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder in the Reorganization will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided that the shareholder held those Acquired Fund shares as capital assets on the date of the Reorganization.

(i)	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Acquired Fund would have been treated if there had been no Reorganization, and the taxable year of the Acquired Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

The opinion will be based on certain factual certifications made by officers of ETCT and SFT and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8	At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Sections 8.1 and 8.7) may be jointly waived by the ETCT Board and the SFT Board, if, in the judgment of the ETCT Board, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund, and, in the judgment of the SFT Board, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1	Each of ETCT, on behalf of the Acquired Fund, and SFT, on behalf of the Acquiring Fund, represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission from it arising out of the transactions contemplated by this Agreement.

9.2	Sprott will pay the expenses incurred by the Acquiring Fund and Acquired Fund in connection with the Reorganization (“Expenses”), regardless of whether the Reorganization is consummated. Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement, Proxy Statement/Prospectus and other proxy materials; (b) postage; (c) printing; (d) solicitation costs of the transaction; (e) accounting fees; (f) legal fees of ETCT, SFT, and ETC; (g) expenses associated with the special meeting of the ETCT Board; and (h) other related administrative or operational costs. Notwithstanding any of the foregoing, expenses will in any event be paid by any party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquiring Fund or the Acquired Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code. In the event the transactions contemplated by this Agreement are not consummated for any reason, Sprott nonetheless shall bear the costs, fees and expenses in the manner provided in this Section. ETCT or ETC shall be solely responsible for any costs or expenses incurred in connection with the termination, dissolution and complete liquidation of the Acquired Fund.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1	Each of ETCT, on behalf of the Acquired Fund, and SFT, on behalf of the Acquiring Fund, agrees that it has not made any representation, warranty or covenant not set forth herein with respect to the Reorganization and that this Agreement constitutes the entire agreement between the parties with respect to the Reorganization.

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10.2	No representation, warranty or covenant contained in this Agreement or in any document, certificate or other instrument required to be delivered under this Agreement shall survive the Closing or termination of this Agreement (except as provided in Section 11.3 hereof), and no party shall, therefore, have any recourse against any other party in connection therewith; provided that this Section 10.2 shall not limit any covenant contained herein that by its terms contemplates performance after Closing nor shall it limit any covenants contained in Section 9.2.

11.	TERMINATION.

11.1	This Agreement may be terminated by the mutual agreement of ETCT and SFT prior to the Closing Date.

11.2	In addition, either of ETCT or SFT may at its option terminate this Agreement, with respect to the Reorganization at or prior to the Closing Date because:

(a)	Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met prior to the Closing Date;

(c)	Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(d)	The ETCT Board or the SFT Board has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with a Reorganization not in the best interests of the Acquired Fund’s shareholders or the Acquiring Fund’s shareholders, respectively.

11.3	In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that Sections 9.2, 10, 11.3, 13, 14 and 15 shall survive any termination of this Agreement.

12.	TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the shares of the Acquired Fund on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be jointly agreed upon in writing by ETCT and SFT (and, for purposes of amendments to Sections 3.2, 7.4, 8.3, 9.2 and 10.2, Sprott and ETC, as applicable).

14.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid certified mail, or electronic mail (e-mail).

15.	MISCELLANEOUS.

15.1	The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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15.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5	ETCT acknowledges and agrees that all obligations of SFT under this Agreement are binding only with respect to the Acquiring Fund; that any liability of SFT under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series (other than the Acquiring Fund) of SFT shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither ETCT nor the Acquired Fund shall seek satisfaction of any such obligation or liability of the Acquiring Fund from the shareholders of SFT, the trustees, officers, employees or agents of SFT, or any of them.

15.6	SFT acknowledges and agrees that all obligations of ETCT under this Agreement are binding only with respect to the Acquired Fund; that any liability of ETCT under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; that no other series (other than the Acquired Fund) of ETCT shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither SFT nor the Acquiring Fund shall seek satisfaction of any such obligation or liability of the Acquired Fund from the shareholders of ETCT, the trustees, officers, employees or agents of ETCT, or any of them.

16.	COOPERATION AND EXCHANGE OF INFORMATION

ETCT and SFT will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of taxes requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any material Tax position. Each party or their respective agents will either retain for a period of six (6) years following the Closing or deliver to the other party or its respective agent all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for their taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer, as of the date first written above.

Exchange traded concepts trust

on behalf of the North Shore Global Uranium Mining ETF

By: /s/ J. Garrett Stevens

Name: J. Garrett Stevens

Title: President and Trustee

SPROTT FUNDS TRUST

on behalf of the Sprott Uranium Miners ETF

By: /s/ John Ciampaglia

Name: John Ciampaglia

Title: President and Trustee

For purposes of Sections 3.2, 7.4, 8.3, 9.2 and 10.2 only:

Sprott Asset Management LP

By: /s/ John Ciampaglia

Name: John Ciampaglia

Title: Chief Executive Officer

For purposes of Sections 8.3, 9.2 and 10.2 only:

Exchange Traded Concepts LLC

By: /s/ J. Garrett Stevens

Name: J. Garrett Stevens

Title: Chief Executive Officer

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APPENDIX B

North Shore Global Uranium Mining ETF

Financial Highlights

The financial highlights table is intended to help you understand the Existing Fund’s financial performance since the Existing Fund commenced operations. Certain information reflects financial results for a single Existing Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Existing Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., the Existing Fund’s independent registered public accounting firm, whose report, along with the Existing Fund’s financial statements, are included in the Existing Fund’s Annual Report, which is available upon request.

Selected Per Share Data & Ratios
For the Year/Period Ended August 31,
For a Share Outstanding Throughout the Year/Period

	Net Asset Value, Beginning of Year/Period	Net Investment Income*	Net Realized and Unrealized Gain on Investments	Total from Operations	Distributions from Investment Income	Total Distributions	Net Asset Value, End of Year/Period	Market Price, End of Year/Period	Total Return(1)	Net Assets End of Year/Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover(2)
2021	$ 33.37	$ 0.46	$ 29.41	$ 29.87	$ (1.10)	$ (1.10)	$ 62.14	$ 62.77	91.13%	$ 355,776	0.85%	0.81%	26%
2020†	25.00	0.15	8.22	8.37	—	—	33.37	33.79	33.48	14,184	0.85%(3)	0.74(3)	28

*	Per share data calculated using average shares method.

†	Commenced operations on December 3, 2019.

(1)	Total return is for the period indicated and has not been annualized for periods less than one year. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)	Portfolio turnover rate is for the period indicated and has not been annualized for periods less than one year. Excludes effect of securities received or delivered from processing in-kind creations or redemptions.

(3)	Annualized.

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1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-949-2583 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	12345678910

North Shore Global Uranium Mining ETF

Exchange Traded Concepts Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 23, 2022

The undersigned, revoking prior proxies, hereby appoints Garrett Stevens and Robert Griffith, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named Fund (the “Fund”) to be held at the offices of the Fund’s investment adviser, Exchange Traded Concepts, LLC, located at 295 Madison Avenue, New York, New York 10017 at 11:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-949-2583. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 23, 2022. The proxy statement for this meeting is available at:

vote.proxyonline.com/etc/docs/uranium2021.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

North Shore Global Uranium Mining ETF

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Existing Fund to the Sprott Uranium Miners ETF (the "New Fund"), a newly-created series of Sprott Funds Trust, in exchange for (a) shares of the New Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Existing Fund, and (b) the New Fund’s assumption of all of the liabilities and obligations of the Existing Fund, followed by (ii) the liquidating distribution by the Existing Fund to its shareholders of the shares of the New Fund in proportion to their holdings of shares of the Existing Fund.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

STATEMENT OF ADDITIONAL INFORMATION

January 20, 2022

FOR THE REORGANIZATION OF

North Shore Global Uranium Mining ETF (URNM)

a series of Exchange Traded Concepts Trust

10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

IN EXCHANGE FOR SHARES OF

Sprott Uranium Miners ETF (URNM)

a series of Sprott Funds Trust

200 Bay Street, Suite 2600,

Toronto, Ontario, Canada M5J2J1

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement, dated January 20, 2022, for the Special Meeting of Shareholders of Exchange Traded Concepts Trust (“ETCT”) with respect to North Shore Global Uranium Mining ETF (the “Existing Fund” ) to be held on February 23, 2022. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization, by and between ETCT, on behalf of the Existing Fund, and Sprott Funds Trust (“SFT”), on behalf of the Sprott Uranium Miners ETF, a series of SFT (the “New Fund”). Copies of the Prospectus/Proxy Statement may be obtained at no charge by calling 1.888.622.1813. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Existing Fund is contained in the following documents, which are incorporated herein by reference:

●	the Statement of Additional Information for the Existing Fund, dated January1, 2022 (File Nos. 333-156529, and 811-22263); and

●	the Annual Report to Shareholders for the Existing Fund for the fiscal year ended August 31, 2021 (File No. 811-22263), which includes audited financial statements of the Existing Fund and the independent registered public accountants’ report thereon.

Copies of the foregoing documents are available upon request and without charge by calling 1.888.622.1813.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the New Fund and the Existing Fund and the fees and expenses of the New Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the Combined Proxy Statement/Prospectus under the section entitled “Summary – Fees and Expenses.”

The Reorganization will not result in a material change to the Existing Fund’s investment portfolio due to investment restrictions of the New Fund.

There are no material differences in accounting policies between the Existing Fund and the New Fund.

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of four series. One series, a mutual fund, is offered by a separate prospectus and statement of additional information (“SAI”). The Sprott Gold Miners ETF, Sprott Junior Gold Miners ETF (together, the “Gold Funds”) and Sprott Uranium Miners ETF (the “Uranium Fund” and, together with the Gold Funds, each a “Fund” and together the “Funds”) are each is non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on January 3, 2018. The shares of the Funds are referred to herein as “Shares.” Sprott Asset Management LP (the “Adviser”) acts as investment adviser to the Funds. ALPS Advisors, Inc. (the “Sub-Adviser”) acts as sub-adviser to the Funds. Sprott Gold Miners ETF acquired all of the assets and liabilities of Sprott Gold Miners ETF (the “Gold Predecessor Fund”), and Sprott Junior Gold Miners ETF acquired all of the assets and liabilities of Sprott Junior Gold Miners ETF (the “Junior Predecessor Fund”) each a series of ALPS ETF Trust, in a tax-free reorganization on or about July 19, 2019 (“Gold ETF Reorganization”). The Gold Predecessor Fund and Junior Predecessor Fund each had the same investment objectives, strategies and policies as the corresponding Fund at the time of the Gold ETF Reorganization. As of the date of the Gold ETF Reorganization, Sprott Gold Miners ETF’s index was changed from the predecessor index to Solactive Gold Miners Custom Factors Index, and Sprott Junior Gold Miners ETF’s index was changed from the predecessor index to Solactive Junior Gold Miners Custom Factors Index (together with the Solactive Gold Miners Custom Factors Index, the “Underlying Gold Indices”).

The Uranium Fund acquired all of the assets and liabilities of North Shore Global Uranium Mining ETF (the “Uranium Predecessor Fund”), a series of Exchange Traded Concepts Trust, in a tax-free reorganization on or about February 25, 2022 (“Uranium ETF Reorganization”). The Uranium Predecessor Fund had the same investment objectives, strategies and policies as the Uranium Fund at the time of the Uranium ETF Reorganization. The Uranium Fund seeks to track the North Shore Global Uranium Mining ETF, the same index tracked by the Uranium Predecessor Fund (the “Underlying Uranium Index,” and together with the Underlying Gold Indices, each an “Underlying Index”).

Each Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of a Fund generally consists of 50,000 Shares, though this may change from time to time. Creation Units are not expected to consist of fewer than 50,000 Shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. An Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares of a Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding: (a) the index composition; (b) the description of a Fund; (c) limitations on a Fund’s portfolio holdings or reference assets; (d) dissemination and availability of the index or intraday indicative values; or (e) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of a Fund; (iv) if the value of a Fund’s Underlying Index is no longer calculated or available or an interruption to the dissemination persists past the trading day in which it occurred or the Underlying Index is replaced with a new index, unless the new underlying index meets certain Exchange requirements; (v) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (vi) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of the respective Fund.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus under the headings “Summary Information—Principal Investment Strategies of the Fund” with respect to the applicable Fund, “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Considerations and Risks

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

In the event that the securities in a Fund’s index are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The Adviser, on behalf of the Funds has filed with the National Futures Association (“NFA”) a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to each Fund’s operations. Therefore, the Funds, the Adviser and Sub-Adviser (both with respect to the Funds) are not subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, as well as related NFA rules, a Fund may incur additional compliance and other expenses.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

The Funds may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, the Funds may borrow money from banks for any purpose in an amount up to 1/3 of a Fund’s total assets. A Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of a Fund’s total assets.

Specifically, provisions of the 1940 Act require the Funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The Funds also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by such Fund. To the extent a Fund “covers” its obligations or liabilities by the segregation or “earmarking” of assets, in accordance with procedures adopted by Board reasonably designed to be consistent with the regulations, rules and SEC staff interpretations under the 1940 Act, such borrowing will not be (i) considered a “senior security” by a Fund or (ii) subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund. Borrowing will tend to exaggerate the effect on a Fund’s NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Concentration Risk

The Funds may be susceptible to an increased risk of loss, including losses due to adverse events that affect a Fund’s investments more than the market as a whole, to the extent that a Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Shares are subject to the risks of an investment in a portfolio of equity securities in an industry or group of industries in which a Fund’s Index is highly concentrated. In addition, because it is the policy of the Funds to generally invest in the securities that comprise its respective Index, the securities held by such Fund may be concentrated in that industry or group of industries.

Currency Exchange Rate Risk

The Funds may invest its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investment and the value of the Shares. Because a Fund’s net asset value (“NAV”) is determined in U.S. dollars, a Fund’s NAV could decline if the currency of the non-U.S. market in which a Fund invests depreciates against the U.S. dollar, even if the value of a Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly and without warning and you may lose money.

Custody Risk

Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.

Cyber Security

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds are susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. A Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, a Fund or its third party service providers.

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Equity Securities

The financial condition of issuers of equity securities may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks, a type of equity securities, are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer.

Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Fluctuation of Net Asset Value

The net asset value (“NAV”) of a Fund’s Shares will generally fluctuate with changes in the market value of a Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above the NAV of the Shares of the Fund. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identify to, the same forces influencing the prices of the stocks of a Fund’s Index trading individually or in the aggregate at any point in time.

Foreign Securities

Foreign securities are subject to market fluctuations caused by such factors as economic and political developments and changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of the Funds also involves certain risks and considerations not typically associated with investing in a Fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

ADRs, GDRs and EDRs

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”) are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Emerging Markets

Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret, and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging market countries and may increase the expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political and social instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

A Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Geographic Concentration Risk

To the extent an Underlying Index and a Fund’s investment portfolio are significantly comprised of securities of issuers from a single country, a Fund would be more likely to be impacted by events or conditions affecting that country.

Risks Related to Investing in Australia: To the extent the Fund invests in Australian securities, it will be subject to risks related to investing in Australia. Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.

Risks Related to Investment in Canada: in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Risks Related to Investment in Kazakhstan: Kazakhstan’s economy is a resource-based economy that is heavily dependent on the export of natural resources. Fluctuations in certain commodity markets or sustained low prices for its exports could have a significant, adverse effect on Kazakhstan’s economy. Kazakhstan is a presidential republic but maintains several authoritarian characteristics including involvement in the economy. While Kazakhstan has recently pursued economic reform and liberalization of many areas in the economy, there is no guarantee that the government will not become directly involved in aspects of the economy in the future. Due to the recent rise in many commodities prices, one major concern for Kazakhstan is managing inflationary pressures from strong foreign currency inflows. Significant increases in inflation would have a negative impact on companies in Kazakhstan and would have an adverse impact on the Fund.

Recently, a state of emergency and a nationwide curfew has been imposed and there has been foreign intervention in Kazakhstan in response to social unrest in that country. Until there is a period of stabilization, it is unclear of the extent of the consequences of this unrest and measures take to address the unrest will have on the future growth and economic conditions in Kazakhstan, including uranium mining and prices and the supply and demand of that commodity, as well as whether there will be any other unintended consequences.

Risks Related to Investing in Russia: Investing in Russian securities involves significant risks, including legal, regulatory and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and entities. Additional broader sanctions may be imposed in the future. These sanctions may result in the decline of the value and liquidity of Russian securities and could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities.

Risks Related to Investing in South Africa: South Africa’s two-tiered economy, with one rivaling developed countries and the other exhibiting many characteristics of developing countries, is characterized by uneven distribution of wealth and income and high rates of unemployment. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. In addition, South Africa’s inadequate currency reserves have left its currency vulnerable, at times, to devaluation. Despite significant reform and privatization, the South African government continues to control a large share of South African economic activity. Heavy regulation of labor and product markets is pervasive and may stifle South African economic growth or cause prolonged periods of recession. The agriculture and mining sectors of South Africa’s economy account for a large portion of its exports, and thus the South African economy is susceptible to fluctuations in these commodity markets.

Risks Related to Investing in Turkey: Investments in Turkish issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Turkey. Among other things, the Turkish economy is heavily dependent on relationships with certain key trading partners, including EU countries, China and Russia. The Turkish economy has certain significant economic weaknesses, such as its relatively high current account deficit. Turkey has historically experienced acts of terrorism and strained relations related to border disputes with certain neighboring countries. Turkey may be subject to considerable degrees of social and political instability. Unanticipated or sudden political or social developments may cause uncertainty in the Turkish stock market or currency market and as a result adversely affect the Fund’s investments.

Risks Related to Investing in United Kingdom: The United Kingdom trades heavily with other European countries and the United States and may be impacted by changes to the economic health of their key trading partners. The United Kingdom also relies heavily on the export of financial services. Accordingly, a downturn in the financial services sector may have an adverse impact on the United Kingdom’s economy. In January 2020, the United Kingdom formally exited the European Union (“Brexit”). Although it remains unclear what the potential consequences of Brexit may be, the economies of Europe and the United Kingdom, as well as the broader global economy, could be significantly impacted by Brexit, which may result in lower economic growth and increased volatility and illiquidity across global markets.

Gold and Silver Mining Industry Risk

Because the Underlying Gold Indices are concentrated in the gold and silver mining industry, a Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Competitive pressures may have a significant effect on the financial condition of such companies in the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so a Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect a Fund’s returns. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Economic and political conditions in those countries that are the largest producers of gold may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. The gold and precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which a Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, a Fund’s investment in them.

Uranium Mining Risk

Because the Underlying Uranium Index is concentrated in the uranium mining industry, the Uranium Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the uranium mining industry. Uranium Companies may be significantly subject to the effects of competitive pressures in the uranium business and the price of uranium. The price of uranium may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of uranium may fluctuate substantially over short periods of time, therefore the Fund’s share price may be more volatile than other types of investments. In addition, Uranium Companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, mandated expenditures for safety and pollution control devices, political and economic conditions in uranium producing and consuming countries, and uranium production levels and costs of production. The primary demand for uranium is from the nuclear energy industry, which uses uranium as fuel for nuclear power plants. Demand for nuclear energy may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials.

Index Management Risk

Because unlike many investment companies each Fund is not “actively” managed it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the respective Underlying Index. Additionally, each Fund rebalances its portfolio in accordance with its applicable Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to a Fund’s rebalance schedule.

Investment Companies

The Funds may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that a Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of a Fund) having an aggregate value in excess of 10% of the value of the total assets of a Fund. A Fund may invest its assets in securities of investment companies in excess of the limits discussed above, provided it complies with the requirements of Rule 12d1-4, or an exemptive order issued by the SEC.

If a Fund invests in and, thus, is a shareholder of, another investment company, a Fund’s shareholders will indirectly bear a Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by a Fund to the Fund’s own investment adviser and the other expenses that a Fund bears directly in connection with a Fund’s own operations.

Consistent with the restrictions discussed above and while they have no current intention to do so, a Fund may invest in different types of investment companies from time to time, including business development companies (“BDCs”). A BDC is a less common type of an investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with managerial assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, a Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the fees and expenses of a Fund that invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of a Fund in the Fund’s financial statements, which more accurately reflect a Fund’s actual operating expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including a Fund. The acquisition of a Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule 12d1-4 or an exemptive order.

Issuer Risk

Fund performance depends on the performance of individual securities to which a Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Capitalization Companies

Stock prices of large capitalization companies may be less volatile than those of small- and mid-capitalization companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, and thus, returns on investments in securities of large companies could trail the returns on investments in securities of small- and mid-sized companies.

Liquidity Risk

It may be more difficult for a Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. A Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities.

Market Risk and Selection Risk

Overall market risks may also affect the value of a Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, e.g. COVID-19, recessions, or other events could have a significant impact on a Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Each Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including the Adviser and Sub-Adviser, as applicable, rely, and could otherwise disrupt the Funds’ service providers’ ability to fulfill their obligations to the Funds.

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments. These and other developments may adversely affect the liquidity of the Funds’ holdings.

Metals and Mining Companies Risk

The Funds will invest in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, a Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which a Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Micro Capitalization Risk

Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, a Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Mid-Capitalization Companies

Stock prices of mid-capitalization companies may be more volatile than those of large capitalization companies and, therefore, a Fund’s Share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for a Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

National Closed Market Trading Risk

To the extent that the underlying securities held by a Fund trade on foreign exchanges that may be closed when the securities exchange on which a Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to a Fund’s NAV that may be greater than those experienced by other exchange-traded funds (“ETFs”).

Non-Correlation Risk

A Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that a Fund may not replicate its Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), a Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

A Fund may not be fully invested at times, either as a result of cash flows into a Fund or reserves of cash held by a Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or otherwise does not hold all of the securities in its Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that a Fund may not match the performance of its Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of an Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on a Fund and its shareholders. For example, during a period where a Fund’s Underlying Index contains incorrect constituents, a Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by a Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by a Fund and its shareholders.

To the extent a Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or a Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, a Fund’s ability to track the Underlying Index may be adversely affected.

Non-Diversification Risk

Each Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of a Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, a Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk

A Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Relationship to Gold, Silver and Uranium Risk

Each Underlying Index measures the performance of equity securities of companies engaged in gold and silver mining or uranium mining and/or related services in the precious metals and base metals sectors. Each Underlying Index does not measure the performance of direct investment in gold, silver or uranium, therefore, may not move in the same direction and to the same extent as the spot prices of gold, silver or uranium.

Regulatory Action Risk

The mining, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization (“WTO”) ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which a Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals thereby causing many companies to shut down.

Sector Focus Risk

Each Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors. While a Fund’s sector exposure is expected to vary over time based on the composition of its Underlying Index, the Funds anticipate that they may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which a Fund may have exposure over time and should not be relied on as such.

Energy Sector Risk: Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Mining Sector Risk: The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart.

Securities Lending

Each Fund may lend portfolio securities to certain borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for a Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to a Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, a Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Investing cash collateral subjects a Fund to greater market risk, including losses on the collateral and, should a Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Short-Term Instruments

The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by Standard & Poor’s Financial Services LLC, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Small and Medium Capitalization Stock Risk

The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Trading Risk

The Funds faces numerous market trading risks, including disruptions to the creation and redemption processes of a Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The

NAV of Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to a Fund’s NAV.

Absence of Prior Active Market

While the Fund’s Shares are listed on an Exchange, there can be no assurance that an active trading market for Shares will be maintained. The Distributor does not maintain a secondary market in Shares.

Trading Issues

Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Valuation Risk

The sale price a Fund could receive for a security may differ from a Fund’s valuation of the security, particularly for securities or assets that trade low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s shares.

INVESTMENT RESTRICTIONS AND POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. For purposes of the 1940

Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of a Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund. Under these restrictions:

1.	The Funds may not make loans, except that the Funds may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2.	The Funds may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	The Funds may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	The Funds may not purchase or sell real estate, except that the Funds may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by a Fund as a result of the ownership of securities;

5.	The Funds may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.	The Funds may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.	The Funds may not purchase any security if, as a result of that purchase, more than 25% of a Fund’s net assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries, except that a Fund may invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries if the index whose performance a Fund seeks to replicate concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund has the following non-fundamental policies, which may be changed without a shareholder vote.

1.	The Fund will not invest less than 80% of its total assets, exclusive of collateral held from securities lending, in securities that comprise its underlying index or in to-be-announced transactions and depositary receipts representing securities comprising the underlying index (or, if depositary receipts themselves are index securities, the underlying securities in respect of such depositary receipts).

2.	The Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of Uranium Companies (as such term is defined in the Prospectus), without providing 60 days prior notice to shareholders.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously.

BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation, and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to a Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser or Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to a Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and each Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund or Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

The Board met six times during the fiscal year ended December 31, 2021.

Independent Trustees

Name, Address [1] and Year of Birth	Positions Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
Michael W. Clark, 1959	Trustee	Since September, 2018	President, Chief Operating Officer and Head of the Executive Committee of Chilton Investment Company, LLC (“Chilton”) (all such capacities, from 2005 through 2016), Chief Risk Officer (from 2005), and a member of Chilton’s Board of Directors (from 2005 through 2019).	5	Sprott Focus Trust, Inc.

Peyton T. Muldoon, 1969	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	5	Sprott Focus Trust, Inc.

James R. Pierce, Jr., 1956	Trustee	Since September, 2018	Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014	5	Sprott Focus Trust, Inc.

1. The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

2. Each Trustee serves until resignation, death, retirement or removal.

Interested Trustee and Officer

Name, Address [1] and Year of Birth	Positions Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
John Ciampaglia, 1970	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010)	4	None.

Thomas W. Ulrich, 1963	Secretary, Chief Compliance Officer	Since September, 2018	Managing Director, Sprott Inc. group of companies since January 2018, General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); General Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).	N/A	N/A

Varinder Bhathal, 1971	Treasurer and Chief Financial Officer	Since September, 2018	Controller and Director, Finance of Sprott Inc. (June 2007 to Dec 2015); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017); Managing Director, Corporate Finance and Investment Operations of Sprott Inc. (since Oct 2017); Chief Financial Officer of Sprott Capital Partners (since Oct 2016); Chief Financial Officer of Sprott Asset Management LP (since Dec 2018).	N/A	N/A

1. The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

2. Each Trustee serves until resignation, death, retirement or removal.

Board Committees

The Board has an Audit Committee consisting of all Trustees who are Independent Trustees. Ms. Connolly Keady currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Mr. Clark, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2021.

The Board also has a Nominating Committee consisting of all Trustees who are Independent Trustees. Mr. Pierce, an Independent Trustee, is the Chairman of the Nominating Committee. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating Committee met one time during the fiscal year ended December 31, 2021.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an interested Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the Independent Trustees. The Independent Trustees believe that the Chairman’s relationship with the Adviser facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, and Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of the Funds as of the date of this SAI.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Sprott Gold Miners ETF (as of December 31, 2021)	Dollar Range of Equity Securities in the Sprott Junior Gold Miners ETF (as of December 31, 2021)	Dollar Range of Equity Securities in the Sprott Uranium Miners ETF(as of December 31, 2021)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2021)
Michael W. Clark	None	None	None	None
Peyton T. Muldoon	None	None	None	$10,000 - $50,000
James R. Pierce, Jr.	$10,000 - $50,000	None	None	Over $100,000
John Ciampaglia	None	None	None	None

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or ALPS Distributors, Inc. (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of Trustees

Each current Independent Trustee is paid an annual retainer of $20,000 for his or her services as a Board member to the Trust, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

Annual Trustee fees may be reviewed periodically and changed by the Board. The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2021.

	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from Trust and Fund Complex(1) Paid to Directors
Michael W. Clark	$10,000	None	None	$20,000
Peyton T. Muldoon	$10,000	None	None	$20,000
James R. Pierce, Jr.	$10,000	None	None	$20,000
John Ciampaglia	$0	None	None	$0

(1)	The Fund Complex includes all series of the Trust and another registered investment company for which Sprott Asset Management LP provides investment advisory services.

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

Investment Adviser

Sprott Asset Management LP acts as investment adviser to the Gold Funds pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Gold Funds (“Gold Advisory Agreement”) and serves as investment adviser to the Uranium Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Uranium Fund (the “Uranium Advisory Agreement”). Pursuant to the Gold Advisory Agreement and Uranium Advisory Agreement, the Adviser is responsible for the day-to-day investment management of the Funds. The Adviser is owned and controlled by Sprott Asset Management GP Inc., an indirect wholly-owned subsidiary of Sprott, Inc.

Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of the Funds’ business affairs. The Adviser invests the assets of the Funds, either directly or through the use of sub-advisers, according to each Fund’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Funds.

The Adviser is paid a monthly management fee, with respect to the Gold Funds, at an annual rate (stated as a percentage of the average daily net assets of a Fund) of 0.35%. The Adviser is required to pay all fees due to the Sub-Adviser (described below) out of the management fee the Adviser receives from each Gold Fund. The Adviser has entered into a contractual arrangement with each Gold Fund to reimburse the Fund’s expenses, and/or waive a portion of the advisory fee, to the extent necessary to cap each Fund’s Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements at 0.50% of average daily net assets of each Fund through April 30, 2022. Operating expenses include distribution and/or service (12b-1) fees (if any) but exclude (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)). The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that each Gold Fund’s expenses in later periods fall below the annual rates set forth in the expense agreement. Each Fund’s fee waiver/expense reimbursement arrangement with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the respective Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Gold Funds will not be obligated to pay any such fees and expenses more than three years after the particular date in which the fee and expense was waived or reimbursed.

The imposition of the Adviser’s fees, as well as any other operating expenses not borne by the Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Adviser may waive receipt of its fees, which would have the effect of lowering the Gold Funds’ overall expense ratios and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

A discussion regarding the basis for the Board of Trustees’ approval of the Gold Advisory Agreement with respect to the Gold Funds is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2021.

The following tables provide information about the advisory fees paid by the Gold Funds to the Adviser for the past three fiscal years:

Sprott Gold Miners ETF

Fiscal Year Ended	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed
December 31, 2020*	$77,278	$(17,169)	$60,109	$0
November 30, 2020	$809,593	$(64,187)	$745,406	$0
November 30, 2019**	$237,688	$(44,249)	$193,439	$0

*Effective December 1, 2020, the Fund changed its fiscal year end to December 31, as such the information in this row reflects the period from December 1, 2020 to December 31, 2020.

**Information reflects the fiscal period July 22, 2019 (commencement of operations) to November 30, 2019.

Sprott Junior Gold Miners ETF

Fiscal Year Ended	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed
December 31, 2020*	$34,700	$(24,286)	$10,414	$0
November 30, 2020	$264,312	$(200,000)	$64,312	$0
November 30, 2019**	$77,562	$(91,265)	$0	($13,703)

*Effective December 1, 2020, the Fund changed its fiscal year end to December 31, as such the information in this row reflects the period from December 1, 2020 to December 31, 2020.

**Information reflects the fiscal period July 22, 2019 (commencement of operations) to November 30, 2019.

For the services the Adviser provides to the Uranium Fund, the Adviser is entitled to receive an annual advisory fee from the Uranium Fund calculated daily and paid monthly at an annual rate of 0.85% on up to $500 million in assets, 0.80% on the next $500 million in assets, and 0.70% on assets greater than $1 billion.

Under the Uranium Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Uranium Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Uranium Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

A discussion regarding the basis for the Board’s approval of the Uranium Advisory Agreement with respect to the Uranium Fund with the Adviser will be available in the Uranium Fund’s Semi-Annual Report to shareholders for the fiscal period ended February 28, 2022.

Pursuant to the Advisory Agreements, the Funds have agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. Each Advisory Agreement is terminable upon 60 days’ notice by the Board and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The following tables provide information about the advisory fees paid by the Fund to the Adviser for the periods indicated:

Uranium Fund*

Fiscal Year Ended	Fees Earned by the Adviser
August 31, 2021	$1,365,806
August 31, 2020**	$30,797

*The information in this table reflects fees paid by the Predecessor Fund to the Predecessor Adviser.

**The Predecessor Fund commenced operations on December 3, 2019, as such this row reflects the fiscal period from December 3, 2019 (commencement of operations) to August 31, 2020.

Certain employees of Sprott Asset Management LP are officers of and may own shares of the Sprott Physical Uranium Trust. The Uranium Fund in seeking to track the performance of the Index may buy and sell shares of the Sprott Physical Uranium Trust on the secondary market. In connection with any such investments, the Uranium Fund, as a shareholder, will indirectly pay its pro rata share of fees paid and other expenses incurred by the Sprott Physical Uranium Trust, including those fees charged by Sprott Asset Management LP for managing the Trust.

In making investment decisions for the Uranium Fund, Sprott Asset Management LP is not permitted to obtain or use material non-public information about the Sprott Physical Uranium Trust acquired by any unit of Sprott, Inc., the parent company of Sprott Asset Management LP, in the course of these activities. In addition, from time to time, the activities of Sprott Asset Management LP and its affiliates may limit the Uranium Fund’s flexibility in purchases and sales of securities.

Sprott Asset Management LP and the Uranium Fund have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Uranium Fund, and to help ensure that such decisions are made in accordance with the Sprott Asset Management LP’s fiduciary obligations to its clients, including decisions related to the Sprott Physical Uranium Trust. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Sprott Asset Management LP may have the effect of favoring the interests of other clients or businesses of other divisions or units of Sprott Inc., provided that the Sprott Asset Management LP or other Sprott company believes such voting decisions to be in accordance with its fiduciary obligations.

Sub-Adviser

ALPS Advisors, Inc., acts as investment sub-adviser to the Gold Funds and the Uranium Fund pursuant to a sub-advisory agreement between the Sub-Adviser and the Adviser with respect to each Fund (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for the recommendation of the purchase, retention and sale of each Fund’s portfolio securities, subject to the oversight of the Adviser and the Board. The sub-advisory fee is paid on a monthly basis. The Funds are not responsible for the payment of this sub-advisory fee.

The Sub-Adviser receives the fees indicated in the table below from the Adviser:

Average Assets*	Sub- Advisory Fee**
Up to $250 million	0.04%
$250 million to$500 million	0.03%
Above $500 million	0.02%

*	Subject to the following annual minimums per fund: (i) first two funds: $40,000 per fund; (ii) additional funds: $30,000 per fund.
**	Annual rate stated as a percentage of the average daily net assets of each Fund.

Pursuant to the Sub-Advisory Agreement, the Funds have agreed to indemnify the Sub-Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Sub-Advisory Agreement is terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

A discussion regarding the Board of Trustees’ basis for approving the Sub-Advisory Agreement with respect to the Gold Funds is available in the Funds’ semi-annual shareholder report for the period ended June 30, 2021. A discussion regarding the Board of Trustees’ basis for approving the Sub-Advisory Agreement with respect to the Uranium Fund will be available in the Fund’s Semi-Annual Report to shareholders for the period ending February 28, 2022.

Portfolio Managers

Ryan Mischker and Andrew Hicks are the portfolio managers for the Funds. Refer to the Prospectus for information regarding each Portfolio Managers experience and background.

Other Accounts Managed by the Portfolio Managers

	Other Accounts Managed (As of December 31, 2020)			Account with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Ryan Mischker	Registered investment companies	14	$7.38 billion	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Andrew Hicks	Registered investment companies	14	$7.38 billion	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

Portfolio Manager Compensation

Ryan Mischker and Andrew Hicks are paid a base salary, plus a discretionary bonus. The bonus for Ryan Mischker and Andrew Hicks is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus for Ryan Mischker and Andrew Hicks is discretionary and is not based specifically on portfolio performance.

Portfolio Manager Share Ownership

As of December 31, 2020, the Portfolio Managers did not beneficially own shares of any of the Funds.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Funds that may have different investment guidelines and objectives. In addition to the Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Funds or the other account. The other accounts may have similar investment objectives or strategies as the Funds, may track the same benchmarks or indices as the Funds track, and may sell securities that are eligible to be held, sold or purchased by the Funds. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of the Funds, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Funds.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

Custodian and Transfer Agent

State Street Bank and Trust Company (“SSB”) serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, SSB holds each Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. SSB also serves as transfer agent for the Funds pursuant to a Transfer Agency and Service Agreement. As compensation for the foregoing services, SSB receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by each Fund.

Administrator

ALPS Fund Services, Inc. (“ALPS Fund Services”) serves as the Trust’s administrator, with respect to the Funds. Pursuant to an administration agreement, ALPS Fund Services provides certain administrative, bookkeeping and accounting services to the Funds. For the services, ALPS Fund Services receives a fee, accrued daily and paid monthly by each Gold Fund, and accrued daily and paid monthly by the Adviser with respect to the Uranium Fund. ALPS Fund Services is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The table below shows the administrative fees earned by ALPS Fund Services for the period indicated:

FUND	For the Period December 1, 2020 to December 31, 2020	For the Fiscal Year Ended November 30, 2020	For the Fiscal Period July 22, 2019 (commencement of operations) to November 30, 2019
Sprott Gold Miners ETF	$13,174	$160,565	$51,222
Sprott Junior Gold Miners ETF	$13,349	$162,771	$51,149

The Predecessor Uranium Fund’s administrator was paid out of the Predecessor Adviser’s unitary fee.

Distributor

ALPS Distributors, Inc. (“Distributor”) serves as the distributor of Creation Units for the Trust on an agency basis. The Trust has entered into a Distribution Agreement with the Distributor (“Distribution Agreement”), under which the Distributor, as agent, reviews and approves orders by Authorized Participants to create and redeem shares in Creation Units. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

The Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Shares. The Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an Authorized Participant (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive.

Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

Securities Lending Agent

To the extent the Funds engages in securities lending, a securities lending agent for a Fund (the “Securities Lending Agent”) will be appointed pursuant to a written agreement (the “Securities Lending Agency Agreement”), who will be subject to the overall supervision of the Adviser.

If the Funds engage in securities lending, a Fund will retain a portion of the securities lending income and remit the remaining portion to the Securities Lending Agent as compensation for its services. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. The Securities Lending Agent will bear all operational costs directly related to securities lending.

For the fiscal year ended November 30, 2020 and the fiscal period from December 1, 2020 to December 31, 2020, the Gold Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

	Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
Fiscal Year Ended November 30, 2020	Sprott Gold Miners ETF	$14,251	$2,460	$736	—	—	$1,215	—	$4,411	$9,840
	Sprott Junior Gold Miners ETF	$119,998	$23,638	$786	—	—	$1,004	—	$25,428	$94,570
Fiscal Period of December 1, 2020 to December 31, 2020	Sprott Gold Miners ETF	$1,181	$228	$41	—	—	—	—	$269	$912
	Sprott Junior Gold Miners ETF	$6,986	$1,379	$88	—	—	—	—	$1,467	$5,519

[1]	Gross income includes income from the reinvestment of cash collateral and rebates paid by the borrower.
[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to the Securities Lending Agent.
[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
[4]	These administrative fees are not included in the revenue split.
[5]	These indemnification fees are not included in the revenue split.

The Uranium Fund is newly organized and as such, has no securities lending activity to report. The Predecessor Uranium Fund did not engage in securities lending.

Counsel

Thompson Hine LLP is counsel to the Trust, including the Funds and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP serves as the Trust’s independent registered public accounting firm and audits each Fund’s financial statements and performs other related audit services.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of a Fund. The Trust, the Adviser, Administrator, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Disclosure of the Fund’s complete holdings is required to be made monthly on Form N-PORT no later than 60 days after the end of each fiscal quarter, with information reported on Form N-PORT for the third month of the fiscal quarter made publicly available by the SEC 60 days after the end of the Fund’s fiscal quarter. Form N-CSR and Form N-PORT for each Fund will be available on the SEC’s website at http://www.sec.gov.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling (888) 622-1813or on the Funds’ website, and on the SEC’s website at http://www.sec.gov. The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A of this SAI. The Board will periodically review each Fund’s proxy voting record.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through by writing to Sprott Funds Trust at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Funds’ portfolio transactions may include each Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, a Fund may determine to not charge a variable fee on certain orders when the Sub-Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed a Fund’s portfolio transactions in connection with such orders.

The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Sub-Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price.

In certain instances, the Sub-Adviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund are concerned, in other cases it could be beneficial to a Fund. Transactions effected by Sub-Adviser or the other affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Sub-Adviser manages or advises. If purchases or sales of portfolio securities of a Fund and one or more other accounts managed or advised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to a Fund. The Sub-Adviser may deal, trade and invest for its own account in the types of securities in which a Fund may invest. The Sub-Adviser may, from time to time, effect trades on behalf of and for the account of a Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. A Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

The table below shows the brokerage commissions paid by each Gold Fund for the period indicated:

FUND	For the Period December 1, 2020 to December 31, 2020	For the Fiscal Year Ended November 30, 2020	For the Fiscal Year Ended November 30, 2019
Sprott Gold Miners ETF	$944	$247,770	$240,453
Sprott Junior Gold Miners ETF	$2,736	$224,453	$134,473

For the fiscal period December 3, 2019 (commencement of operations) through August 31, 2020, the Predecessor Uranium Fund paid $12,737 in aggregate brokerage commissions on portfolio transactions. For the fiscal year ended August 31, 2021, the Predecessor Uranium Fund paid $106,634 in aggregate brokerage commissions on portfolio transactions.

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Fund	Fiscal Period From December 1, 2020 to December 31, 2020	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019
Sprott Gold Miners ETF	0%	95%	112%
Sprott Junior Gold Miners ETF	0%	157%	127%

The portfolio turnover rate for the Predecessor Uranium Fund for the fiscal period December 3, 2019 (commencement of operations) through August 31, 2020, was 28% of the average value of its portfolio. The portfolio turnover rate for the Predecessor Uranium Fund for the fiscal year ended August 31, 2021, was 26% of the average value of its portfolio.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Funds are listed on the Exchange and will trade in the secondary market at prices that may differ to some degree from its NAV. The Exchanges may but are not required to remove the Shares of a Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the Underlying Index or portfolio of securities on which a Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

As in the case of other securities traded on an Exchange, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares on an Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV is calculated and disseminated in accordance with the relevant listing standards of the Exchange. A Fund is not involved in or responsible for the calculation or dissemination of the intra-day NAV and makes no warranty as to its accuracy.

An intra-day NAV is based on a securities component and a cash component (or an all cash amount) that comprises that day’s Creation Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Funds will issue and sell Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in a Fund’s Underlying Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Funds, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of a Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of Index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit, in the composition of the subject Index being tracked by a Fund or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are affected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

With respect to a Fund that invests in non-U.S. securities, the Custodian shall cause the sub-custodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the closing time of the regular trading session on a Fund’s listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

Placement of Creation Orders Using Clearing Process

The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits (for a Fund if it is eligible to utilize the Clearing Process) made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Fund Deposits made outside the Clearing Process (including all Fund Deposits made for a Fund that are not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the second (2nd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) (if a Fund can utilize the Clearing Process) and in the circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and a Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Sub-Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fee

Authorized Participants may be required to pay a creation or redemption fee for purchasing or redeeming Creation Units. Creation and redemption transactions for a Fund are subject to a creation or redemption fee, payable to SSB, in the amount listed in the table below, irrespective of the size of the order.

An additional variable charge may be imposed for creations effected outside the Clearing Process (with respect to a Fund that could utilize the Clearing Process).

In addition, in the case of cash creations or where the Trust permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate a Fund for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s or Sub-Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The standard creation or redemption transaction fee for the Funds is $500.

Redemption of Fund Shares in Creation Units Aggregations

Fund Shares may be redeemed only in Creation Unit Aggregations at a Fund’s NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption, and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement effecting legal or beneficial ownership of such Shares being tendered there are no restrictions precluding the tender and delivery of such Shares (including borrowed Shares, if any) for redemption, free and clear of liens, on the redemption settlement date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

If a Fund that effects redemptions wholly or partly in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on a Fund’s listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions (or partial cash redemptions) are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The Funds may effect redemptions largely or wholly in cash.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee

A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed to compensate a Fund for the costs associated with selling the applicable securities. A Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust’s sale of portfolio securities will be at the expense of a Fund and will affect the value of all Shares of the Fund; but the Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard redemption transaction fees for a Fund otherwise are the same as the standard creation fees set forth above. In no event will a redemption transaction fee exceed 2% of the amount redeemed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Unit Aggregations through the Clearing Process (for a Fund eligible to utilize the Clearing Process) must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Unit Aggregations outside the Clearing Process (including all redemption orders for a Fund not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust. If a Fund invests in non-U.S. securities, however, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. In addition, if a Fund invests in non-U.S. securities, in connection with taking delivery of shares of Fund Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of a Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of a Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of a Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If a Fund effects redemptions wholly or partly in-kind, if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset a Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Regular Holidays

The Fund that invests in non-U.S. securities generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). A Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus two or T plus one in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each such Fund, in certain circumstances. The holidays applicable to a Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for a Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DETERMINATION OF NET ASSET VALUE

NAV for the Funds is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating a Fund’s net asset value per Share, a Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s pricing procedures require the Valuation Committee to determine a security’s fair value. In determining such value the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators. In these cases, a Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

The Funds expect to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Trust does not have information concerning its beneficial ownership held in the names of DTC Participants.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Funds owned by the Funds’ officers and Trustees as a group was less than 1% of each Fund’s shares of beneficial interest outstanding.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Funds will elect and intends to qualify each year to be treated as a separate RIC under the Code. As such, the Funds should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund’s taxable year, a Fund’s assets must be diversified so that (a) at least 50% of the value of a Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of a Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

It may not be possible for a Fund to fully implement a replication strategy or a representative sampling strategy while satisfying the Diversification Requirement. A Fund’s efforts to satisfy the Diversification Requirement may affect a Fund’s execution of its investment strategy and may cause a Fund’s return to deviate from that of the Index, and a Fund’s efforts to represent the Index using a sampling strategy, if such a strategy is used at any point, may cause it inadvertently to fail to satisfy the Diversification Requirement.

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, a Fund will seek to restrict the resulting income from such investments so that a Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Funds intend to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. A Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at a Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, a Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of a Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which a Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, a Fund will establish procedures to reflect the anticipated tax liability in a Fund’s NAV.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining a Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

As of December 31, 2020, the following amounts are available as carry forwards to the next tax year for the Gold Funds:

Fund	Short-Term	Long-Term
Sprott Gold Miners ETF	$48,656,426	$23,105,802
Sprott Junior Gold Miners ETF	10,810,634	8,065,398

As of August 31, 2021, the Predecessor Fund has the following capital/loss carry forwards to offset capital gains for an unlimited period:

Short-Term	Long-Term	Total Capital Losses Carryforwards
$79,773	$—	$79,773

A Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, a Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by a Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions

The Funds intend to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

A Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, a Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by a Fund may be eligible for the 70% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Funds in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of a Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in a Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that a Fund makes a distribution of income received by a Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares

A sale, redemption, or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of a Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments

Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without a Fund receiving cash with which to make distributions in amounts sufficient to enable a Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. A Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve a Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding

A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders

Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and shareholders are encouraged to consult their tax advisors prior to investing in a Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and with respect to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) a Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) a Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Tax

In those states that have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by a Fund may differ from federal tax treatment.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by a Fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of a Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the fund sells or delivers the underlying stock, a Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by a Fund minus (b) a Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, a Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a Fund is greater or less than the amount paid by a Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, a Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Funds at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and a Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC Investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of a Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for a Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, a Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending. While securities are loaned out by a Fund, a Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by a Fund, requiring a Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

CAPITAL STOCK

The Trust currently is comprised of four investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to a Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund votes together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

FINANCIAL STATEMENTS

The Uranium Fund is a continuation of the Uranium Predecessor Fund. The financial statements and financial highlights included in the August 31, 2021 Annual Report for the Uranium Fund are incorporated into this Statement of Additional Information by reference. The financial statements and financial highlights in the Annual Report have been audited by Cohen & Company, Ltd., whose report thereon appears in the Annual Report. You can obtain additional copies of the Annual Reports at no charge by writing or telephoning the Uranium Fund at (888) 622-1813.

DISCLAIMERS

Each Gold Fund’s Underlying Index a registered trademark of Solactive AG and has been licensed for use by Sprott. The Gold Funds are not sponsored, endorsed, sold, or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in the Gold Funds. SOLACTIVE AG AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE GOLD FUNDS. Solactive AG calculates and publishes the Indexes and uses its best efforts to ensure that each index is calculated correctly. The publication of the Indexes by Solactive AG does not constitute a recommendation by Solactive AG to invest in the Gold Funds. Solactive AG does not offer any guarantee or assurance with regard to the results of using the Indexes.

The Gold Funds are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using each Underlying Index and/or Index trade-mark or the Index Price at any time or in any other respect. Each Gold Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that each Underlying Index is calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in the Gold Underlying Indexes to third parties including but not limited to investors and/or financial Intermediaries of the financial Instrument. Neither publication of each Gold Underlying Index by Solactive AG nor the licensing of the Underlying Index or Index trademark for the purpose of use in connection with each Gold Fund constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment each Fund.

The Underlying Uranium Index a registered trademark of North Shore Indices, Inc. (“North Shore”) and has been licensed for use by Sprott. The Uranium Fund is not sponsored, endorsed, sold, or promoted by North Shore, and North Shore makes no representation regarding the advisability of investing in the Uranium Fund. Indxx, LLC calculates and publishes the Underlying Uranium Index and uses its best efforts to ensure that each index is calculated correctly. The publication of the Underlying Uranium Index by North Shore and Indxx LLC does not constitute a recommendation by North Shore to invest in the Uranium Fund. North Shore does not offer any guarantee or assurance with regard to the results of using the Underlying Uranium Index.

Shares of the Trust are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. NYSE Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. NYSE Arca has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and Sub-Adviser do not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein, and the Adviser and Sub-Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser and Sub-Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of any Underlying Index or any data included therein. The Adviser and Sub-Adviser make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein.

Without limiting any of the foregoing, in no event shall the Adviser and Sub-Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of any Underlying Index, even if notified of the possibility of such damages.

APPENDIX A

SPROTT FUNDS TRUST

Proxy Voting Policy

Procedures Governing Delegation of Proxy Voting

Effective July 22, 2019

The Board of Trustees (the “Board”) of the Sprott Funds Trust and it series listed in Appendix A (the “Funds”), advised by Sprott Asset Management LP, and sub-advised by ALPS Advisors Inc. (the “Sub-Adviser”), has the responsibility for the oversight of the voting of proxies related to portfolio securities of the Funds. The Board has determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to the Sub-Adviser, subject to the principles outlined in this Policy.

Sub-Adviser will cast votes on behalf of each Fund on specific proxy issues in respect of securities held by each such Fund (or refrain from voting) in accordance with the Sub-Adviser’s Proxy Voting Policies.

Sub-Adviser will report on an annual basis to the Board on its voting of Fund proxies and provide the Board: (1) a summary of all proxy votes that Sub-Adviser has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the Sub-Adviser’s Proxy Voting Policies; and (2) a list of changes, if any, to the Sub-Adviser’s Proxy Voting Policies that have not previously been reported.

Appendix

List of Funds

Sprott Gold Miners ETF

Sprott Junior Gold Miners ETF

Sprott Uranium Miners ETF

A-1

PART C: OTHER INFORMATION

Item 15. Indemnification

Pursuant to Section 6.5 of the Agreement and Declaration of Trust (the “Declaration”), every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)	(a)	Certificate of Trust dated January 2, 2018, as filed with the State of Delaware on January 3, 2018, for Sprott Funds Trust (the “Registrant” or “Trust”)[1]

	(b)	Certificate of Amendment to Certificate of Trust dated September 6, 2019, as filed with the State of Delaware on September 6, 2019 for the Trust[4]

	(c)	Agreement and Declaration of Trust of the Registrant[1]

(2)		By-Laws of the Registrant[1]

(3)		Not Applicable.

(4)		See Appendix A of the Combined Proxy Statement/Prospectus.

(5)		See Exhibits (1)(c) and (2).

(6)	(a)	Form of Amended and Restated Investment Advisory Agreement between the Registrant and Sprott Asset Management LP, with respect to Sprott Gold Miners ETF, Sprott Junior Gold Miners ETF and Sprott Uranium Miners ETF (the “Sprott ETFs”)[8]

	(b)	Form of Amended and Restated Investment Sub-Advisory Agreement between ALPS Advisors, Inc. and Sprott Asset Management LP, with respect to the Sprott ETFs[8]

	(c)	Investment Advisory Agreement between the Registrant and Sprott Asset Management LP, with respect to the Sprott Gold Equity Fund[5]

	(d)	Investment Sub-Advisory Agreement between Sprott Asset Management USA Inc. and Sprott Asset Management LP, with respect to the Sprott Gold Equity Fund[5]

	(e)	Expense Limitation Agreements between the Registrant and Sprott Asset Management LP2

(7)	(a)	Distribution Agreement between the Registrant and ALPS Distributors, Inc.[2]

	(b)	Form of Amendment to Distribution Agreement between the Registrant and ALPS Distributors, Inc.[8]

	(c)	Distribution Agreement between the Registrant and Sprott Global Resource Investments LTD[5]

(8)		Not Applicable.

(9)	(a)	Custody Agreement between Registrant and State Street Bank and Trust Company[2]

	(b)	Custody Agreement between Registrant and U.S. Bank National Association[5]

(10)		Amended and Restated Distribution and Service Plan[8]

(11)		Opinion and Consent of Counsel[9]

(12)		Form of Tax Opinion[8]

(13)	(a)	Fund Administration and Accounting and Servicing Agreement between Registrant and ALPS Fund Services, Inc.[2]

	(b)	Form of Amendment to Fund Administration and Accounting and Servicing Agreement between Registrant and ALPS Fund Services, Inc.[8]

	(c)	Administration Agreement between the Registrant and Sprott Asset Management LP5

	(d)	Sub-Administration Agreement between Registrant and U.S. Bancorp Fund Services, LLC[5]

	(e)	Fund Accounting Agreement between Registrant and U.S. Bancorp Fund Services, LLC[5]

	(f)	Transfer Agent Servicing Agreement between Registrant and State Street Bank and Trust Company[2]

	(g)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC[5]

(14)	(a)	Consent of Tait, Weller & Baker LLP[9]

	(b)	Consent of Cohen & Company, Ltd.[9]

(15)		None.

(16)		None.

(17)		None.

[1]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-227545 and 811-23382) on September 26, 2018 and incorporated herein by reference.
[2]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-14 (File Nos. 333-228095) on March 28, 2019 and incorporated herein by reference.
[3]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-227545 and 811-23382) on March 28, 2019 and incorporated herein by reference.
[4]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A (file no. 333-227545 and 81123382) on September 11, 2019 and incorporated herein by reference.

[5]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-14 (file no. 333-234126) on October 7, 2019 and incorporated herein by reference.
[6]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A (file no. 333-227545) on January 15, 2020 and incorporated herein by reference.
[7]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A (file no. 333-227545) on March 27, 2020 and incorporated herein by reference.
[8]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-261501) on December 3, 2021 and incorporated herein by reference.
[9]	Filed herewith.

Item 17. Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned registrant agrees that it will file a completed Tax Opinion via post-effective amendment, within a reasonable time after receipt of such Tax Opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, and Province of Ontario, on the 18th day of January, 2022.

Sprott Funds Trust

By:	/s/John Ciampaglia
Name:	John Ciampaglia
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on January 18, 2022.

Signature	Title	Date

/s/John Ciampaglia	President and Chief Executive Officer	January 18, 2022
John Ciampaglia

/s/ Michael W. Clark	Trustee	January 18, 2022
Michael W. Clark

/s/Peyton T. Muldoon	Trustee	January 18, 2022
Peyton T. Muldoon

/s/James R. Pierce Jr.	Trustee	January 18, 2022
James R. Pierce Jr.

/s/Varinder Bhathal	Treasurer, Chief Financial Officer and Chief	January 18, 2022
Varinder Bhathal	Accounting Officer

Exhibits

11	Legal Opinion and Consent
14(a)	Consent of Tait, Weller & Baker LLP
14(b)	Consent of Cohen & Company, Ltd.